UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

803 W. Michigan Street
Milwaukee, WI 53233
(Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
803 W. Michigan Street
Milwaukee, WI 53233
(Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: October 31,

Date of reporting period:  October 31, 2011

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

•	EuroPac International Value Fund - Class A
•	EuroPac International Bond Fund - Class A
•	EuroPac Hard Asset Fund - Class A
•	EP China Fund - Class A
•	EP Asia Small Companies Fund - Class A

ANNUAL REPORT
October 31, 2011

www.europacificfunds.com

Euro Pacific Funds

•	EuroPac International Value Fund - Class A
•	EuroPac International Bond Fund - Class A
•	EuroPac Hard Asset Fund - Class A
•	EP China Fund - Class A
•	EP Asia Small Companies Fund - Class A Each a series of the Investment Managers Series Trust

Table of Contents

Letter to Shareholders	1
Fund Performance and Summary	5
Schedules of Investments	10
Statements of Assets and Liabilities	28
Statements of Operations	30
Statements of Changes in Net Assets	32
Financial Highlights	34
Notes to Financial Statements	36
Report of Independent Registrered Public Accounting Firm	47
Supplemental Information	48
Fund Expenses	55

This report and the financial statements contained herein are provided for the general information of the shareholders of the Euro Pacific Funds.  This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

Dear Shareholder,

We are glad to present the Annual Report for the EuroPac International Value Fund, EuroPac International Bond Fund, EP China Fund, EP Asia Small Companies Fund and EuroPac Hard Asset Fund (collectively referred to as the “Funds”) with respect to the period November 1, 2010 through October 31, 2011.

Market Overview
Fiscal year 2011 was a volatile and challenging environment for investors, much like 2010. Uncertainty regarding the outcome of the ongoing European debt crisis continues to be the primary cause of market gyrations, yet other factors have come to bear as well, including the Arab Spring, the earthquake and reactor meltdown in Japan, monetary tightening and inflation in China, sovereign debt downgrades, and devastating floods in Thailand. In our opinion, all of these events have driven volatility, but the overall market trend has mainly been influenced by the push-pull relationship between changing expectations for economic growth as a result of deleveraging and the offsetting force of what appears to be world-wide ultra-easy monetary and fiscal policy. While some believed that ultra easy monetary and fiscal policy in 2009 would drive us to a sustainable recovery in real economic growth, deteriorating numbers in July of this year and onward have begun to dash hopes for an easy way out, and sentiment has turned increasingly sour into the close of the year.  Yet for value-oriented, long-term investors, we don’t believe the picture is quite as grim as it would seem. Particularly in international markets, and Asia, valuations are looking very attractive to us. Additionally, it’s important to point out; typical investments that may be effective at fighting deflation and a market collapse are likely to be ineffective in today’s economic environment given the likelihood of default in a recessionary scenario where rates are already at zero.  A much better strategy, in our opinion, is to maintain an appropriate mix of bonds, stocks, and precious metals, in a basket of the highest quality currencies, with a bias towards natural resource companies. Euro Pacific Asset Management is happy to offer a number of products focusing on this approach.

EuroPac International Value Fund
The EuroPac International Value Fund attempts to generate income and capital appreciation over a long-term investment horizon by selectively choosing undervalued foreign companies, primarily located within Europe and the Pacific Rim, and with minimal exposure to the US Dollar. The EuroPac International Value Fund uses a top-down allocation approach to select what it views as the most fundamentally sound countries to invest and a bottom-up approach to select high-quality, undervalued companies. Because of the Advisor’s approach of buying in countries it views as having the best fundamentals, the Fund will typically be underweight the United Kingdom, Western Europe and Japan. The strategy seeks to diversify currency risk and takes a long-term investment view with low portfolio turnover.

In fiscal year 2011, the International Value Fund returned -2.93% without the maximum sales load and -7.30% including the maximum sales load, which compared favorably to the Morgan Stanley Capital International All Country World Index (MSCI ACWI) excluding US Index’s return of -4.74%. During the period, the fund benefited from its relatively overweight exposure to precious metal miners and low volatility, high dividend paying companies. While all international stocks had a difficult year in 2011 in terms of performance, we think it likely that the trend will reverse in 2012, as valuations are becoming very attractive.

EuroPac International Bond Fund
The EuroPac International Bond Fund attempts to preserve capital and provide income over a long-term investment horizon by selectively choosing foreign bonds of issuers in Europe and the Pacific Rim with exposure to a balanced basket of currencies that the fund believes have the greatest potential for long-term appreciation versus the US Dollar. The EuroPac International Bond Fund uses a top-down allocation approach to select what it views as the most fundamentally sound countries and currencies to invest and a bottom-up approach to select undervalued government and corporate bonds.

In fiscal year 2011, the International Bond Fund returned 3.87% without the maximum sales load and -0.81% including the maximum sales load, which finished slightly below the Citigroup Non-USD World Government Bond Index (WGBI) at 6.79%. Since inception, the EuroPac International Bond Fund has returned 5.72% without the maximum sales load and 0.98% including the maximum sales load versus the WGBI’s 6.33% return. The fund has finished below its benchmark due to the WGBI’s higher allocation to longer-dated bond maturities versus the EuroPac International Bond Fund. Given heightened market volatility in the second half of 2011, investor’s “flee to safety” in part has driven yields lower and thus bond portfolios with longer-dated bond maturities have performed relatively better than portfolios with shorter-dated bond maturities. We believe this trend will reverse in 2012 as governments and central banks continue to maintain what we consider ultra easy monetary and fiscal policy which will, in our opinion, drive inflation expectations and thus yields higher. Were this to occur, longer dated maturity bond portfolios would underperform going forward. Additionally, the EuroPac International Bond Fund continues to seek to differentiate itself from its peers by investing in what it believes are the highest quality countries and currencies from a fundamental perspective. The Fund focuses on countries with higher real-interest rates, low government debt, trade surpluses and plentiful access to natural resources. We believe these characteristics will drive performance favorably in 2012 and beyond as well.

EP China Fund
The EP China Fund uses a value oriented strategy with a long term focus on financially sound, stable but growing, dividend paying Chinese companies. The Fund believes that China will continue to grow faster over the long term than many developed countries due to the emerging middle class, strong consumer balance sheets, a fiscally conservative government and ongoing market deregulation. Seeking to benefit from these trends, the Fund is focused exclusively on finding those companies best positioned to benefit from the underlying fundamental strength in China. In the Advisor’s quest to generate attractive returns and limit downside risk for shareholders, the Advisor balances the strong growth outlook for many Chinese companies with valuation and the company’s ability and willingness to pay dividends.

In fiscal year 2011, the EP China Fund returned -24.97% without the maximum sales load and -28.37% including the maximum sales load versus the Morgan Stanley Capital International China Index’s -15.76%. We are disappointed by our performance during the fiscal year.  The Fund performed poorly for two primary reasons.  First, our small and mid capitalization stocks were negatively impacted by the multiple cases of accounting fraud discovered at many smaller Chinese companies.  As a result, we shifted the portfolio towards more large capitalization stocks seeking to eliminate potential accounting risk.  Second, we maintain a large overweight allocation to the consumer discretionary, consumer staples and healthcare sectors, which performed poorly due to rising inflation, declining property prices and intensified competition.  While China has many of its own internal challenges including, in our opinion, an over reliance on government spending and exports and a deflating property sector, we believe that valuations reflect these concerns and over a longer time horizon Chinese equities are attractive given the balance between growth and valuation.

EP Asia Small Companies Fund
The EP Asia Small Companies Fund seeks to invest at least 80% of its net assets in equity securities of small capitalization companies located in the Asian countries of China, Hong Kong, India, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan, Thailand and Vietnam. The Sub-advisor defines small companies as those companies with market capitalizations, at the time of investment, of below $3 billion. The Sub-advisor will focus the Fund’s investments on what the Sub-advisor believes are financially sound, stable but growing, and dividend paying small cap companies. The Sub-advisor uses an active management investment approach to researching, identifying and selecting portfolio companies. The research process is driven by bottom-up fundamental analysis that aims to identify growing but stable companies trading at attractive valuations relative to anticipated growth in revenue and earnings. Prior to making an investment, the Sub-advisor considers factors including, but not limited to, financial statement analysis; quality of management; insider ownership; perceived soundness of the business strategies; ability to sustain a competitive advantage; liquidity; and valuation relative to expected growth.

In fiscal year 2011, the EP Asia Small Companies Fund returned -16.25%  without the maximum sales load and -20.02% including the maximum sales load versus the Morgan Stanley Capital International All Country Asia Ex-Japan Small Cap Index’s -18.93%. The Fund’s inception was December 1, 2010.  Although we are disappointed by our absolute performance, the Fund beat the benchmark due to our focus on the Association of Southeast Asian Nations (ASEAN) markets, particularly Indonesia, Thailand and the Philippines and our underweight position in India.  While many risks remain, including the slowdown in China and India, slowing exports from developed markets and uncertainty regarding the European debt crisis, we expect a better performance over the next several years as we believe many of the economies in Asia have strong fundamentals and attractive valuations.

EuroPac Hard Asset Fund
The EuroPac Hard Asset Fund attempts to provide capital appreciation and protection against inflation over a long-term investment horizon by selectively investing in hard asset securities and currencies that the team believes have the greatest potential for appreciation versus the US Dollar. As a secondary objective, the fund seeks to generate a stream of income from dividends and interest.  The EuroPac Hard Asset Fund uses a top-down approach to select allocations to various hard assets it views as having the best potential for protection against inflation and long-term appreciation versus the Dollar. These hard assets include gold and silver, gold and silver miners, energy, agriculture and industrial metals and miners in foreign currencies.

Since inception, the EuroPac Hard Asset Fund has returned -3.40% without the maximum sales load and -7.74% including the maximum sales load, which compares favorably to the Standard & Poor’s Global Natural Resources Sector Index’s -11.19% return. The inception of the EuroPac Hard Asset Fund was June 30, 2011. During the period, the fund benefited from its overweight allocation to precious metals and precious metal miners as well as security selection in the Energy sector. We believe the Fund will continue to benefit from its overweight allocation to precious metals in 2012 and beyond, given that what appears to be ultra-easy monetary and fiscal policy looks to continue at least through 2013.

Summary
Looking back on the year, many themes we saw were similar to those present in 2010. Most significant was the continued shifting of focus from problems within the private sector to problems within the public sector. Euro area countries continue to face challenges with the sustainability of their high debt levels and large budget deficits, and several countries world-wide have lost their AAA credit ratings or are on negative watch. It is becoming increasingly clear for investors that overweight exposure to countries that run trade deficits, budget deficits and high levels of debt, is generally not optimal. In our opinion, this trend will continue to impact investor analysis and selectivity at the country and currency allocation level. We are pleased with the Euro Pacific Funds, as we believe they are positioned to benefit from the continued emergence of this trend.

We would like to extend our sincere thanks for investing with Euro Pacific Funds. We welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,

Jim Nelson, CFA
Portfolio Manager
Euro Pacific Asset Management, LLC

Foreign investments present additional risk due to currency fluctuations, which means the value of securities can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar, economic and political factors, government regulations, differences in accounting standards and other factors. Investments in emerging markets involve even greater risks. The Funds will be more susceptible to the economic, market, political, regulatory, local risks and potential natural disasters of the European and Pacific Rim regions than a fund that is more geographically diversified.

Small, and mid cap stocks are subject to substantial risks such as market, business, size volatility, management experience, product diversification, financial resource, competitive strength, liquidity, and potential to fall out of favor that may cause their prices to fluctuate over time, sometimes rapidly and unpredictably. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated securities more volatile than higher rated securities.

The Funds may be susceptible to government regulation, impacting hard asset sectors (such as the precious metals, natural resources, and real estate sectors). Precious metals and natural resources securities are at times volatile and there may be sharp fluctuations in prices, even during periods of rising prices. To the extent the Funds use futures, swaps, and other derivatives, it is exposed to additional volatility and potential losses resulting from leverage. The use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid, and difficult to value. The Funds may be subject to greater risks than a fund whose portfolio has exposure to a broader range of sectors.

EuroPac International Value Fund
FUND PERFORMANCE AND SUMMARY at October 31, 2011

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception with a similar investment in the MSCI World Ex USA Value Index.  Results include the reinvestment of all dividends and capital gains.

The Morgan Stanley Capital International (MSCI) World Ex USA Value Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the United States.

The index does not reflect expenses, fees or sales charge, which would lower performance.  The index is unmanaged and it is not possible to invest in an index.

Total Returns as of October 31, 2011
		Since
		Inception*
	1 Year	(annualized)
EuroPac International Value Fund
- With Sales Load	-7.30%	-1.95%
- At NAV	-2.93%	0.96%
MSCI World Ex USA Value Index	-4.74%	-2.46%
* Inception date 4/7/10.

Gross and Net Expense Ratios for the Fund are 1.94% and 1.77%, respectively, which are the amounts stated in the current prospectus.   The Advisor has contractually waived fees through February 28, 2013.

The performance data quoted here represents past performance and past performance is not a guarantee of future results.  Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted.

The Fund's total returns reflect payment of the maximum sales charge of 4.50%.  Returns reflect the reinvestment of distributions made by the Fund, if any.  The deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares is not reflected in the total returns.

Returns reflect the reinvestment of distributions made by the Fund, if any.  The deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares is not reflected in the total returns.

Shares redeemed within 30 days of purchase will be charged 2.00% redemption fee.

The Fund's Advisor has waived fees or expenses; absent such waivers, the Fund's returns would have been lower.

EuroPac International Bond Fund
FUND PERFORMANCE AND SUMMARY at October 31, 2011

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception with a similar investment in the Citigroup Non USD World Government Bond Index.  Results include the reinvestment of all dividends and capital gains.

The Citigroup Non-U.S. Dollar World Government Bond Index is an index of fixed rate government bonds with a maturity of one year or longer and amounts outstanding of at least U.S. $25 million.

Total Returns as of October 31, 2011
		Since
	YTD	Inception*
EuroPac International Bond Fund
- With Sales Load	-0.81%	0.98%
- At NAV	3.87%	5.72%
Citigroup Non USD World Government Bond Index	6.79%	6.33%
* Inception date 11/15/10.

Gross and Net Expense Ratios for the Fund are 1.53% and 1.16%, respectively, which are the amounts stated in the current prospectus .   The Advisor has contractually waived fees through February 28, 2013.

The performance data quoted here represents past performance and past performance is not a guarantee of future results.  Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted.

The Fund's total returns reflect payment of the maximum sales charge of 4.50%.  Returns reflect the reinvestment of distributions made by the Fund, if any.  The deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares is not reflected in the total returns.

Returns reflect the reinvestment of distributions made by the Fund, if any.  The deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares is not reflected in the total returns.

Shares redeemed within 30 days of purchase will be charged 2.00% redemption fee.

The Fund's Advisor has waived fees or expenses; absent such waivers, the Fund's returns would have been lower.

EuroPac Hard Asset Fund
FUND PERFORMANCE AND SUMMARY at October 31, 2011

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception with a similar investment in the S&P Global Natural Resources Sector Index.  Results include the reinvestment of all dividends and capital gains.

The S&P Global Natural Resources Sector Index includes 90 of the largest publicly-traded companies in natural resources and commodities businesses that meet specific investability requirements, offering investors diversified, liquid and investable equity exposure across 3 primary commodity-related sectors: Agribusiness, Energy, and Metals & Mining.

Total Returns as of October 31, 2011
		Since
	1 Month	Inception*
EuroPac Hard Asset Fund
- With Sales Load	7.93%	-7.74%
- At NAV	12.98%	-3.40%
S&P Global Natural Resources Sector Index	15.05%	-11.19%
* Inception date 6/30/11.

Gross and Net Expense Ratios for the Fund are 2.00% and 1.83%, which are the amounts stated in the current prospectus .   The Advisor has contractually waived fees through June 30, 2013.

The performance data quoted here represents past performance and past performance is not a guarantee of future results.  Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted.

The Fund's total returns reflect payment of the maximum sales charge of 4.50%.  Returns reflect the reinvestment of distributions made by the Fund, if any.  The deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares is not reflected in the total returns.

Returns reflect the reinvestment of distributions made by the Fund, if any.  The deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares is not reflected in the total returns.

Shares redeemed within 30 days of purchase will be charged 2.00% redemption fee.

The Fund's Advisor has waived fees or expenses; absent such waivers, the Fund's returns would have been lower.

EP China Fund
FUND PERFORMANCE AND SUMMARY at October 31, 2011

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception with a similar investment in the MSCI China Index.  Results include the reinvestment of all dividends and capital gains.

The Morgan Stanley Capital International (MSCI) China Index is constructed according to the MSCI Global Investable Market Index (GIMI) family. The MSCI China Index is part of the MSCI Emerging Markets Index.

The index does not reflect expenses, fees or sales charge, which would lower performance.  The index is unmanaged and it is not possible to invest in an index.

Total Returns as of October 31, 2011
			Since
		2 Years	Inception*
	1 Year	(annualized)	(annualized)
EP China Fund
- With Sales Load	-28.37%	-2.03%	0.73%
- At NAV	-24.97%	0.25%	2.81%
MSCI China Index	-15.76%	-3.25%	-1.38%
* Inception date 7/31/09.

Gross and Net Expense Ratios for the Fund are 2.18% and 1.75%, respectively, which are the amounts stated in the current prospectus.   The Advisor has contractually waived fees through February 28, 2013.

The performance data quoted here represents past performance and past performance is not a guarantee of future results.  Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted.

The Fund's total returns reflect payment of the maximum sales charge of 4.50%.  Returns reflect the reinvestment of distributions made by the Fund, if any.  The deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares is not reflected in the total returns.

Returns reflect the reinvestment of distributions made by the Fund, if any.  The deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares is not reflected in the total returns.

Shares redeemed within 30 days of purchase will be charged 2.00% redemption fee.

The Fund's Advisor has waived fees or expenses; absent such waivers, the Fund's returns would have been lower.

EP Asia Small Companies Fund
FUND PERFORMANCE AND SUMMARY at October 31, 2011

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception with a similar investment in the MSCI All Country Asia Ex-Japan Small Cap Index.  Results include the reinvestment of all dividends and capital gains.

The MSCI All Country Asia Ex-Japan Small Cap Index  is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of Asia, excluding Japan.  The MSCI AC Asia ex Japan Index consists of the following 10 developed and emerging market country indices: China, Hong Kong, India, Indonesia, Korea, Malaysia, Philippines, Singapore, Taiwan, and Thailand*.

The index does not reflect expenses, fees or sales charge, which would lower performance.  The index is unmanaged and it is not possible to invest in an index.

Total Returns as of October 31, 2011
		Since
	YTD	Inception*
EP Asia Small Companies Fund
- With Sales Load	-20.02%	-20.25%
- At NAV	-16.25%	-16.50%
MSCI All Country Asia Ex-Japan Small Cap Index	-18.93%	-14.83%
* Inception date 11/30/10.

Gross and Net Expense Ratios for the Fund are 2.17% and 1.75%, respectively, which are the amounts stated in the current prospectus .   The Advisor has contractually waived fees through February 28, 2013.

The performance data quoted here represents past performance and past performance is not a guarantee of future results.  Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted.

The Fund's total returns reflect payment of the maximum sales charge of 4.50%.  Returns reflect the reinvestment of distributions made by the Fund, if any.  The deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares is not reflected in the total returns.

Returns reflect the reinvestment of distributions made by the Fund, if any.  The deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares is not reflected in the total returns.

Shares redeemed within 30 days of purchase will be charged 2.00% redemption fee.

The Fund's Advisor has waived fees or expenses; absent such waivers, the Fund's returns would have been lower.

EuroPac International Value Fund
SCHEDULE OF INVESTMENTS - As of October 31, 2011

Number
of Shares		Value
	COMMON STOCKS - 97.6%
	AUSTRALIA - 9.8%
30,590	BHP Billiton Ltd.	$1,197,429
1,385,137	CFS Retail Property Trust - REIT	2,640,469
63,724	Newcrest Mining Ltd.	2,252,113
56,826	Origin Energy Ltd.	856,331
26,280	Woolworths Ltd.	656,939
		7,603,281

	BERMUDA - 1.2%
64,946	Nordic American Tankers Shipping Ltd.	936,521
		936,521

	BRAZIL - 8.0%
91,700	AES Tiete S.A.	1,312,861
118,411	Cia Energetica de Minas Gerais - ADR	2,017,724
99,913	Telefonica Brasil S.A. - ADR	2,899,475
		6,230,060

	CANADA - 19.9%
3,000	Agnico-Eagle Mines Ltd.	130,170
24,400	Alamos Gold, Inc.	451,648
32,620	ARC Resources Ltd.	829,613
10,100	Barrick Gold Corp.	499,950
64,130	Crescent Point Energy Corp.	2,738,916
142,200	Ensign Energy Services, Inc.	2,138,528
47,125	Goldcorp, Inc.	2,301,585
39,650	Peyto Exploration & Development Corp.	865,199
16,035	Potash Corp of Saskatchewan, Inc.	758,937
195,280	Precision Drilling Corp.*	2,264,797
162,290	Yamana Gold, Inc.	2,429,481
		15,408,824

	CHILE - 1.2%
1,544,742	Aguas Andinas S.A. - A Shares	933,245
		933,245

	CHINA - 2.8%
216,000	China Shenhua Energy Co., Ltd. - H Shares	988,154
698,000	China Yurun Food Group Ltd.	1,211,509
		2,199,663
	HONG KONG - 8.4%
121,000	Cheung Kong Infrastructure Holdings Ltd.	648,162
72,500	China Mobile Ltd.	689,065
99,000	CLP Holdings Ltd.	881,904
700	Esprit Holdings Ltd.	1,012
2,465,500	Kingboard Laminates Holdings Ltd.	1,327,228
10,500,000	Shougang Concord International Enterprises Co., Ltd.	729,707
2,625,264	Skyworth Digital Holdings Ltd.	1,387,212
670,000	Texwinca Holdings Ltd.	848,832
		6,513,122

EuroPac International Value Fund
SCHEDULE OF INVESTMENTS - As of October 31, 2011

Number
of Shares		Value

	JAPAN - 7.4%
50,700	Asahi Group Holding Ltd.	$1,037,882
150,500	ITOCHU Corp.	1,488,512
54,000	JGC Corp.	1,521,295
9,600	Lawson, Inc.	540,189
13,600	Nidec Corp.	1,117,617
		5,705,495

	LUXEMBOURG - 0.7%
903	APERAM	15,550
18,075	ArcelorMittal	374,695
15,000	Pacific Drilling S.A.*	136,211
		526,456

	NETHERLANDS - 3.9%
86,165	Royal Dutch Shell PLC - A Shares	3,055,370
		3,055,370

	NEW ZEALAND - 1.7%
960,152	Kiwi Income Property Trust - REIT	815,346
187,039	New Zealand Refining Co., Ltd.	479,185
		1,294,531

	NORWAY - 17.2%
45,000	Atea ASA	397,236
26,800	Fred Olsen Energy ASA	899,003
74,474	Leroey Seafood Group ASA	1,150,054
4,802,000	Marine Harvest ASA	2,140,210
705,661	Morpol ASA*	1,406,482
324,000	Norwegian Energy Co., AS*	347,469
137,528	SpareBank 1 SR Bank	1,151,335
79,710	Statoil ASA	2,022,567
1,288,000	STX OSV Holdings Ltd.	1,139,677
101,600	Telenor ASA	1,809,774
17,410	Yara International ASA	823,308
		13,287,115

	SINGAPORE - 8.2%
501,000	Ascendas Real Estate Investment Trust	815,063
700,000	Golden Agri-Resources Ltd.	358,312
2,915,000	Midas Holdings Ltd.	945,494
1,128,000	Olam International Ltd.	2,259,416
379,000	StarHub Ltd.	848,280
206,000	Venture Corp Ltd.	1,098,672
		6,325,237

EuroPac International Value Fund
SCHEDULE OF INVESTMENTS - As of October 31, 2011

Number
of Shares		Value

	SWITZERLAND - 3.5%
31,075	Nestle S.A.	$1,797,306
2,985	Syngenta A.G.*	909,592
		2,706,898

	THAILAND - 3.7%
1,956,000	Delta Electronics Thai PCL	1,178,803
5,840,000	Thai Beverage PCL	1,228,690
3,106,000	Thai Tap Water Supply PCL	497,273
		2,904,766

	TOTAL COMMON STOCKS
	(Cost $76,854,201)	75,630,584

	WARRANTS - 0.0%
1,700	Kingboard Chemical Holdings Ltd.*	250
	Exercise Price: 40 HKD, Expiration Date: 10/31/2012
	TOTAL WARRANTS
	(Cost $0)	250

Principal
	SHORT-TERM INVESTMENTS - 2.5%
$1,915,971	UMB Money Market Fiduciary, 0.01%†	1,915,971

	TOTAL SHORT-TERM INVESTMENTS
	(Cost $1,915,971)	1,915,971

	TOTAL INVESTMENTS - 100.1%
	(Cost $78,770,172)	77,546,805
	Liabilities less Other Assets - (0.1%)	(97,740)
	TOTAL NET ASSETS - 100.0%	$77,449,065

*	Non-income producing security.
†	The rate quoted is the annualized seven-day yield of the Fund at the period end.
ADR	American Depositary Receipt.
PCL	Public Company Limited.
PLC	Public Limited Company.
REIT	Real Estate Investment Trust.
HKD	Hong Kong Dollar.

 See accompanying Notes to Financial Statements.

EuroPac International Value Fund
SCHEDULE OF INVESTMENTS - As of October 31, 2011

Percent of
Industry Allocation	Net Assets
Consumer Discretionary	2.9%
Consumer Staples	17.8%
Energy	24.0%
Financials	7.0%
Industrials	6.8%
Information Technology	5.2%
Materials	17.8%
Telecommunication Services	8.0%
Utilities	8.1%
Total Long-Term Investments	97.6%
Short-Term Investments	2.5%
Warrants	0.0%
Total Investments	100.1%
Liabilities less Other Assets	(0.1)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

EuroPac International Bond Fund
SCHEDULE OF INVESTMENTS - As of October 31, 2011

Principal
Amount1		Value
	FIXED INCOME SECURITIES - 87.9%
	AUSTRALIA - 13.8%
433,000	Australia Government Bond	$459,364
	5.75%, 4/15/2012
1,000,000	Australia Pacific Airports Melbourne Pty., Ltd.^	988,445
	5.12%, 12/14/2015
1,500,000	CFS Retail Property Trust	1,544,623
	5.08%, 8/21/2014
1,000,000	CFS Retail Property Trust	1,008,665
	5.75%, 7/4/2016
1,100,000	Queensland Treasury Corp.	1,169,820
	6.50%, 4/23/2012
1,000,000	Telstra Corp. Ltd.	1,070,612
	6.25%, 11/15/2013
2,000,000	Telstra Corp. Ltd.^	2,017,025
	5.46%, 12/1/2016
632,000	Treasury Corp. of Victoria	678,263
	6.25%, 10/15/2012
2,040,000	Western Australia Treasury Corp.	2,166,802
	5.50%, 7/17/2012
		11,103,619

	CANADA - 6.3%
460,000	Canadian Government Bond	464,227
	1.50%, 12/1/2012
3,430,000	Export Development Canada	2,009,233
	9.00%, 8/1/2012
1,560,000	Export Development Canada	924,088
	9.00%, 4/19/2013
457,000	Province of Ontario Canada^	457,674
	1.52%, 10/5/2015
430,000	Shaw Communications, Inc.	449,258
	6.10%, 11/16/2012
715,000	Sherritt International Corp.	733,471
	7.75%, 10/15/2015
		5,037,951

	CHILE - 4.0%
700,000,000	Bonos del Banco Central de Chile en Pesos	1,436,932
	6.00%, 6/1/2012
900,000,000	Sociedad Quimica y Minera de Chile SA	1,809,185
	5.50%, 4/1/2014
		3,246,117

	DENMARK - 3.1%
2,500,000	KommuneKredit	449,530
	5.10%, 11/23/2011
11,000,000	KommuneKredit	2,003,726
	3.38%, 2/10/2014
		2,453,256

EuroPac International Bond Fund
SCHEDULE OF INVESTMENTS - As of October 31, 2011
(Continued)

Principal
Amount1		Value
	FINLAND - 5.4%
5,000,000	Amer Sports OYJ^	$767,839
	5.32%, 4/13/2016
11,000,000	Fortum OYJ^	1,688,899
	3.47%, 9/14/2015
5,400,000	Municipality Finance PLC	972,302
	2.75%, 9/16/2013
6,000,000	Republic of Finland^	920,790
	2.65%, 1/27/2016
		4,349,830

	GERMANY - 4.8%
882,000	Kreditanstalt fuer Wiederaufbau	714,099
	6.50%, 11/15/2011
6,350,000	Kreditanstalt fuer Wiederaufbau	977,336
	4.25%, 1/17/2012
5,300,000	Kreditanstalt fuer Wiederaufbau	953,107
	3.00%, 3/23/2012
2,000,000	Kreditanstalt fuer Wiederaufbau	1,175,001
	10.00%, 5/15/2012
		3,819,543

	MALAYSIA - 4.0%
3,620,000	Malaysia Government Bond	1,187,989
	3.72%, 6/15/2012
6,000,000	Rantau Abang Capital BHD	2,002,302
	4.91%, 8/14/2013
		3,190,291

	NETHERLANDS - 2.1%
400,000	BASF Finance Europe NV	500,358
	3.63%, 6/3/2015
1,000,000	Energie Beheer Nederland BV	1,156,300
	1.75%, 10/18/2012
		1,656,658

	NEW ZEALAND - 8.3%
1,320,000	European Investment Bank	1,104,151
	7.75%, 7/31/2012
401,000	Fletcher Building Industries Ltd.	339,959
	9.00%, 5/15/2014
650,000	Fletcher Building Ltd.	556,007
	8.50%, 3/15/2015
1,000,000	Fonterra Cooperative Group Ltd.^	645,708
	5.30%, 7/10/2012
1,510,000	New Zealand Government Bond	1,222,428
	6.00%, 11/15/2011
2,610,000	New Zealand Government Bond	2,230,198
	6.50%, 4/15/2013
660,000	Watercare Services Ltd.	550,845
	5.74%, 2/16/2015
		6,649,296

EuroPac International Bond Fund
SCHEDULE OF INVESTMENTS - As of October 31, 2011
(Continued)

Principal
Amount1		Value
	NORWAY - 11.3%
5,000,000	Austevoll Seafood ASA^	$902,361
	6.84%, 10/14/2013
4,000,000	KLP Kommunekreditt AS^	718,033
	3.33%, 5/20/2014
5,500,000	KLP Kommunekreditt AS^	986,205
	3.48%, 9/15/2015
13,720,000	Kommunalbanken AS	2,096,746
	1.88%, 5/8/2012
5,000,000	Kommunalbanken AS	910,573
	3.80%, 9/28/2012
2,670,000	Kommunalbanken AS	483,626
	3.00%, 3/26/2013
5,000,000	Morpol ASA^	898,440
	8.78%, 2/3/2014
5,760,000	Norway Government Bond	1,105,954
	6.50%, 5/15/2013
1,000,000	Odfjell ASA^	177,336
	7.85%, 12/4/2013
4,500,000	STX Europe AS‡^	763,911
	5.39%, 4/5/2013
		9,043,185

	POLAND - 5.2%
2,600,000	European Investment Bank	837,103
	5.00%, 9/18/2013
5,810,000	Poland Government Bond^	1,790,137
	4.77%, 1/25/2018
1,300,000	Poland Government International Bond	1,520,221
	3.00%, 9/23/2014
		4,147,461

	SINGAPORE - 4.5%
1,500,000	CapitaMall Trust	1,182,559
	2.13%, 4/19/2014
1,550,000	Singapore Government Bond	1,412,271
	3.75%, 9/1/2016
1,250,000	Singapore Press Holdings Ltd.	1,032,066
	2.81%, 3/2/2015
		3,626,896

	SOUTH KOREA - 1.5%
1,070,000	Export-Import Bank of Korea	1,236,997
	2.50%, 10/26/2012
		1,236,997

EuroPac International Bond Fund
SCHEDULE OF INVESTMENTS - As of October 31, 2011
(Continued)

Principal
Amount1		Value
	SRI LANKA - 1.8%
55,000,000	Sri Lanka Government Bonds	$497,186
	6.85%, 4/15/2012
107,000,000	Sri Lanka Government Bonds	966,651
	6.90%, 8/1/2012
		1,463,837

	SWEDEN - 6.0%
3,000,000	Atlas Copco AB	464,063
	4.60%, 5/25/2012
6,400,000	Kommunivest I Sverige	979,664
	1.75%, 10/8/2012
10,000,000	SBAB Bank AB	1,536,846
	2.20%, 1/18/2012
8,800,000	Sweden Government Bond	1,401,003
	5.50%, 10/8/2012
3,000,000	TeliaSonera AB^	452,672
	2.80%, 3/21/2014
		4,834,248

	SWITZERLAND - 2.3%
1,600,000	Aryzta AG^	1,849,168
	5.00%, 10/28/2014
		1,849,168

	THAILAND - 3.5%
30,400,000	Bank of Thailand	990,988
	3.42%, 8/18/2013
30,000,000	Bank of Thailand^	974,240
	3.49%, 2/15/2014
27,000,000	Thailand Government Bond	879,955
	5.38%, 11/30/2011
		2,845,183

	TOTAL FIXED INCOME SECURITIES
	(Cost $70,111,922)	70,553,536

EuroPac International Bond Fund
SCHEDULE OF INVESTMENTS - As of October 31, 2011
(Continued)

Principal
Amount		Value

	SHORT-TERM INVESTMENTS - 11.3%
$9,055,640	UMB Money Market Fiduciary, 0.01%†	$9,055,640

	TOTAL SHORT-TERM INVESTMENTS
	(Cost $9,055,640)	9,055,640

	TOTAL INVESTMENTS - 99.2%
	(Cost $79,167,562)	79,609,176
	Other Assets in Excess of Liabilities - 0.8%	630,402
	TOTAL NET ASSETS - 100.0%	$80,239,578

†	The rate quoted is the annualized seven-day yield of the Fund at the period end.
‡	Securities that may be resold to "qualified institutional buyers" under rule 144A.
^	Variable rate investments.
PLC	Public Limited Company.
1	Local currency.

Percent of
Industry Allocation	Net Assets
Basic Materials	2.9%
Communications	6.3%
Consumer Cyclical	1.0%
Consumer Non-cyclical	5.3%
Diversified	0.9%
Energy	1.4%
Financial	15.3%
Government	47.9%
Industrial	4.1%
Utilities	2.8%
Total Long-Term Investments	87.9%

Short-Term Investments	11.3%
Total Investments	99.2%
Other Assets in Excess of Liabilities	0.8%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

EuroPac Hard Asset Fund
SCHEDULE OF INVESTMENTS - As of October 31, 2011

Number
of Shares		Value
	COMMON STOCKS - 96.4%
	AUSTRALIA - 4.5%
13,850	Newcrest Mining Ltd.	$489,482
23,450	Santos Ltd.	316,706
		806,188

	CANADA - 25.9%
3,000	Agnico-Eagle Mines Ltd.	130,170
15,400	Alamos Gold, Inc.	285,056
8,320	Barrick Gold Corp.	411,840
21,700	Canadian Oil Sands Ltd.	502,905
11,850	Crescent Point Energy Corp.	506,099
22,900	Endeavour Silver Corp.*	248,236
13,100	Ensign Energy Services, Inc.	197,009
26,000	Freehold Royalties Ltd.	487,003
4,800	Goldcorp, Inc.	234,432
22,900	Nexen, Inc.	388,961
7,000	Pan American Silver Corp.	195,720
7,700	Peyto Exploration & Development Corp.	168,021
3,300	Potash Corp of Saskatchewan, Inc.	156,189
17,700	Precision Drilling Corp.*	205,279
8,900	Silver Wheaton Corp.	307,940
8,900	Silvercorp Metals, Inc.	84,105
9,910	Yamana Gold, Inc.	148,353
		4,657,318

	CHILE - 0.4%
1,200	Sociedad Quimica y Minera de Chile SA - Spon. ADR	70,200

	CHINA - 6.7%
330,000	China BlueChemical Ltd. - H Shares	258,595
34,000	China Shenhua Energy Co., Ltd. - H Shares	155,543
2,855	CNOOC Ltd. - ADR	538,481
102,000	Yanzhou Coal Mining Co., Ltd. - H Shares	252,479
		1,205,098

	GERMANY - 1.1%
3,100	K+S AG	196,434

	INDONESIA - 1.8%
410,000	Bumi Resources Tbk PT	107,091
260,000	Harum Energy Tbk PT	227,698
		334,789

EuroPac Hard Asset Fund
SCHEDULE OF INVESTMENTS - As of October 31, 2011
(Continued)

Number
of Shares		Value
	NORWAY - 16.3%
25,500	Det Norske Oljeselskap ASA*	$378,776
16,063	Fred Olsen Energy ASA	538,832
26,889	Leroey Seafood Group ASA	415,229
1,035,000	Marine Harvest ASA	461,291
144,601	Norwegian Energy Co. AS*	155,075
21,150	Statoil ASA	536,662
9,600	Yara International ASA	453,978
		2,939,843

	SINGAPORE - 3.0%
609,000	Golden Agri-Resources Ltd.	311,732
126,000	Sakari Resources Ltd.	235,361
		547,093

	SWITZERLAND - 26.4%
415	Syngenta AG*	126,459
1,837	ZKB Gold - A Shares - ETF*	3,139,874
441	ZKB Silver - ETF*	1,489,257
		4,755,590

	THAILAND - 2.9%
53,000	PTT PCL	522,533

	UNITED STATES - 7.4%
12,500	Chesapeake Energy Corp.	351,500
700	Monsanto Co.	50,925
3,000	Mosaic Co.	175,680
8,705	Newmont Mining Corp.	581,755
4,000	Southwestern Energy Co.*	168,160
		1,328,020

	TOTAL COMMON STOCKS
	(Cost $18,041,752)	17,363,106
Principal
Amount
	SHORT-TERM INVESTMENTS - 4.6%
$821,238	UMB Money Market Fiduciary, 0.01%†	821,238

	TOTAL SHORT-TERM INVESTMENTS
	(Cost $821,238)	821,238

	TOTAL INVESTMENTS - 101.0%
	(Cost $18,862,990)	18,184,344
	Liabilities in Excess of Other Assets - (1.0%)	(175,399)
	TOTAL NET ASSETS - 100.0%	$18,008,945

EuroPac Hard Asset Fund
SCHEDULE OF INVESTMENTS - As of October 31, 2011
(Continued)

*	Non-income producing security.
†	The rate quoted is the annualized seven-day yield of the Fund at the period end.
ADR	American Depositary Receipt.
ETF	Exchange-Traded Fund.
PCL	Public Company Limited.

Percent of
Industry Allocation	Net Assets
Consumer Staples	6.6%
Energy	38.5%
Exchange-Traded Funds	25.7%
Materials	25.6%
Total Long-Term Investments	96.4%

Short-Term Investments	4.6%
Total Investments	101.0%
Liabilities in Excess of Other Assets	(1.0)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

EP China Fund
SCHEDULE OF INVESTMENTS - As of October 31, 2011

Number
of Shares		Value
	COMMON STOCKS - 85.4%
	CONSUMER DISCRETIONARY - 11.5%
500,000	Ajisen China Holdings Ltd.	$709,743
520,000	Anta Sports Products Ltd.	475,529
500,000	China Lilang Ltd.	526,310
1,000,000	Giordano International Ltd.	754,273
200,000	Golden Eagle Retail Group Ltd.	502,636
20,000	Home Inns & Hotels Management, Inc. - ADR*	683,200
900,000	SA SA International Holdings Ltd.	535,044
200,000	Sands China Ltd.*	601,037
300,000	Stella International Holdings Ltd.	677,904
100,000	Television Broadcasts Ltd.	576,240
		6,041,916

	CONSUMER STAPLES - 11.4%
600,000	Biostime International Holdings Ltd.	1,069,965
400,000	China Mengniu Dairy Co., Ltd.	1,274,596
288,000	China Resources Enterprise Ltd.	1,051,789
864,000	Lianhua Supermarket Holdings Co., Ltd. - H Shares	1,390,209
600,000	Wumart Stores, Inc. - H Shares	1,210,959
		5,997,518

	ENERGY - 5.6%
500,000	CNOOC Ltd.	945,178
1,060,000	Kunlun Energy Co., Ltd.	1,484,830
200,000	Yanzhou Coal Mining Co., Ltd. - H Shares	495,057
		2,925,065

	FINANCIALS - 10.9%
425,000	AIA Group Ltd.	1,299,536
490,000	BOC Hong Kong Holdings Ltd.	1,165,201
180,000	China Pacific Insurance Group Co., Ltd. - H Shares	552,363
490,427	Link REIT	1,684,242
75,000	Sun Hung Kai Properties Ltd.	1,032,658
		5,734,000

EP China Fund
SCHEDULE OF INVESTMENTS - As of October 31, 2011
Continued

Number
of Shares		Value
	HEALTH CARE - 8.2%
2,052,800	China Medical System Holdings Ltd.	$1,507,258
1,430,000	Lee's Pharmaceutical Holdings Ltd.	543,005
948,000	Shandong Weigao Group Medical Polymer Co., Ltd. - H Shares	985,279
1	Sino Biopharmaceutical	-
2,408,000	Trauson Holdings Co., Ltd.	660,830
50,000	WuXi Pharma Tech, Inc. - ADR*	621,500
		4,317,872

	INDUSTRIALS - 6.0%
100,000	Airtac International Group	559,707
50,000	China Yuchai International Ltd.	760,000
1,200,000	Haitian International Holdings Ltd.	1,066,187
325,000	Zhuzhou CSR Times Electric Co., Ltd. - H Shares	760,923
		3,146,817

	INFORMATION TECHNOLOGY - 4.2%
300,000	AAC Acoustic Technologies Holdings, Inc.	686,701
500,000	Digital China Holdings Ltd.	781,343
15,000	Netease.com - ADR*	710,550
		2,178,594

	MATERIALS - 7.4%
2,700,000	China Forestry Holdings Co., Ltd.*^	545,644
2,061,000	Fufeng Group Ltd.	1,107,912
800,000	Yip's Chemical Holdings Ltd.	696,334
850,000	Zhaojin Mining Industry Co., Ltd. - H Shares	1,517,567
		3,867,457

	TELECOMMUNICATIONS - 8.8%
250,000	China Mobile Ltd.	2,376,085
1,100,000	China Unicom Hong Kong Ltd.	2,211,667
		4,587,752

	UTILITIES - 11.4%
335,000	Cheung Kong Infrastructure Holdings Ltd.	1,794,497
400,000	ENN Energy Holdings Ltd.	1,445,407
2,000,000	Guangdong Investment Ltd.	1,203,970
200,000	Power Assets Holdings Ltd.	1,519,761
		5,963,635

	TOTAL COMMON STOCKS
	(Cost $48,053,424)	44,760,626

EP China Fund
SCHEDULE OF INVESTMENTS - As of October 31, 2011
Continued

Principal
Amount		Value
	SHORT-TERM INVESTMENTS - 24.0%
$12,562,172	UMB Money Market Fiduciary, 0.01%‡	$12,562,172

	TOTAL SHORT-TERM INVESTMENTS
	(Cost $12,562,172)	12,562,172

	TOTAL INVESTMENTS - 109.4%
	(Cost $60,615,596)	57,322,798
	Liabilities less Other Assets - (9.4)%	(4,915,533)
	TOTAL NET ASSETS - 100.0%	$52,407,265

*	Non-income producing security.
^	Fair valued under procedures established by the Board of Trustees, represents 1.04%
of Net Assets.
‡	The rate quoted is the annualized seven-day yield of the Fund at the period end.
ADR	American Depository Receipts.
REIT	Real Estate Investment Trust.

As a Percentage of
Country Allocation	Total Net Assets
China	38.9%
Hong Kong	45.4%
Macau	1.1%
United States†	24.0%
Total Investments	109.4%
Liabilities less Other Assets	(9.4)%
Total Net Assets	100.0%

† Includes Short-Term Investments

See accompanying Notes to the Financial Statements.

EP Asia Small Companies Fund
SCHEDULE OF INVESTMENTS - As of October 31, 2011

Number
of Shares		Value
	COMMON STOCKS - 86.2%
	CHINA - 17.0%
250,000	AAC Technologies Holdings, Inc.	$572,251
140,000	Airtac International Group	783,590
250,000	Ajisen China Holdings Ltd.	354,871
300,000	Biostime International Holdings Ltd.	534,982
325,000	China Medical System Holdings Ltd.	238,630
700,000	Haitian International Holdings Ltd.	621,943
10,000	Home Inns & Hotels Management, Inc. - ADR*	341,600
180,000	Lianhua Supermarket Holdings Co., Ltd. - H Shares	289,627
1,500,000	MIE Holdings Corp.	405,371
650,000	Trauson Holdings Co., Ltd.	178,380
20,000	WuXi PharmaTech Cayman, Inc. - ADR*	248,600
		4,569,845

	HONG KONG - 4.1%
532,000	EVA Precision Industrial Holdings Ltd.	137,389
500,000	Giordano International Ltd.	377,137
150,000	Stella International Holdings Ltd.	338,952
296,000	Yip's Chemical Holdings Ltd.	257,644
		1,111,122

	INDIA - 5.9%
8,127	CMC Ltd.	134,848
53,000	Emami Ltd.	435,089
45,000	Federal Bank Ltd.	381,648
47,941	Pantaloon Retail India Ltd.	190,045
135,000	Rallis India Ltd.	443,806
		1,585,436

	INDONESIA - 17.7%
6,000,000	Alam Sutera Realty Tbk PT	291,389
500,000	BFI Finance Indonesia Tbk PT	364,224
15,000,000	Energi Mega Persada Tbk PT*	273,126
300,000	Harum Energy Tbk PT	262,729
500,000	Hexindo Adiperkasa Tbk PT	438,167
1,610,000	Holcim Indonesia Tbk PT	347,631
1,300,000	Indika Energy Tbk PT	412,954
16,823,000	Indopoly Swakarsa Industry Tbk PT	284,693
1,300,000	Jasa Marga PT	560,314
3,500,000	Media Nusantara Citra Tbk PT	432,365
1,974,500	Mitra Adiperkasa Tbk PT	1,087,482
		4,755,074

	MALAYSIA - 8.6%
250,000	Alliance Financial Group BHD	286,123
400,000	Dialog Group BHD	310,613
270,000	Gamuda BHD	296,868
227,500	KPJ Healthcare BHD	309,861
200,000	Parkson Holdings BHD	363,064
1,000,000	Perisai Petroleum Teknologi BHD*	210,952
400,000	SapuraCrest Petroleum BHD	526,036
		2,303,517

EP Asia Small Companies Fund
SCHEDULE OF INVESTMENTS - As of October 31, 2011

Number
of Shares		Value
	NORWAY - 1.6%
500,000	STX OSV Holdings Ltd.	$442,421
		442,421

	PHILIPPINES - 6.1%
900,000	Alliance Global Group, Inc.	220,349
300,000	DMCI Holdings, Inc.	270,733
4,000,000	Energy Development Corp.	567,515
1,070,000	Robinsons Land Corp.	309,819
140,000	Security Bank Corp.	284,394
		1,652,810

	SINGAPORE - 6.9%
20,000	China Yuchai International Ltd.	304,000
580,000	Mapletree Commercial Trust - REIT	400,426
433,000	Parkway Life Real Estate Investment Trust	617,891
450,000	Super Group Ltd.	535,316
		1,857,633

	TAIWAN - 8.7%
40,000	Hiwin Technologies Corp.	361,611
12	Huaku Development Co., Ltd.	28
189,040	Pacific Hospital Supply Co., Ltd.	618,595
80,000	Simplo Technology Co., Ltd.	470,734
70,000	St. Shine Optical Co., Ltd.	879,362
		2,330,330

	THAILAND - 9.6%
250,000	Bangkok Dusit Medical Services PCL	546,036
350,000	BEC World PCL	423,359
1,828,571	Home Product Center PCL	546,722
800,000	Minor International PCL	270,941
350,000	Robinson Department Store PCL	371,494
65,000	Siam Makro PCL	436,705
		2,595,257

	TOTAL COMMON STOCKS
	(Cost $24,882,778)	23,203,445

Principal
	SHORT-TERM INVESTMENTS - 20.5%
$5,501,667	UMB Money Market Fiduciary, 0.01%†	5,501,667

	TOTAL SHORT-TERM INVESTMENTS
	(Cost $5,501,667)	5,501,667

	TOTAL INVESTMENTS - 106.7%
	(Cost $30,384,445)	28,705,112
	Liabilities in Excess of Other Assets - (6.7%)	(1,805,216)
	TOTAL NET ASSETS - 100.0%	$26,899,896

EP Asia Small Companies Fund
SCHEDULE OF INVESTMENTS - As of October 31, 2011

*	Non-income producing security.
†	The rate quoted is the annualized seven-day yield of the Fund at the period end.
ADR	American Depositary Receipt.
PCL	Public Company Limited.
REIT	Real Estate Investment Trust.

Percent of
Industry	Net Assets
Consumer Discretionary	19.0%
Consumer Staples	8.3%
Energy	7.8%
Financials	10.9%
Health Care	11.2%
Industrials	17.6%
Information Technology	4.4%
Materials	4.9%
Telecommunication Services	0%
Utilities	2.1%
Total Long-Term Investments	86.2%
Short-Term Investments	20.5%
Total Investments	106.7%
Liabilities in Excess of Other Assets	(6.7)%
Total Net Assets	100.0%

See accompanying Notes to the Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2011

	EuroPac	EuroPac
	International	International	EuroPac Hard
	Value Fund	Bond Fund	Asset Fund
ASSETS
Investments in securities, at value (cost $78,770,172,
$79,167,562 and $18,862,990, respectively)	$77,546,805	$79,609,176	$18,184,344
Foreign currency, at value (cost $0, $1,575,563 and $0,
respectively)	-	1,616,296	-
Receivables:
Investment securities sold	-	-	-
Fund shares sold	4,801	55,160	551
Dividends and interest	412,510	1,068,262	6,026
From advisor, net	-	-	-
Offering costs	-	492	11,067
Prepaid expenses	25,627	31,598	21,028
Total assets	77,989,743	82,380,984	18,223,016

LIABILITIES
Payables:
Investment securities purchased	206,771	2,000,285	153,427
Fund shares redeemed	219,284	48,765	650
Due to advisor	54,523	34,403	3,543
Offering costs	-	-	-
Transfer agent fees	672	1,183	7,103
Fund accounting fees	8,521	2,028	6,823
Distribution fees - (Note 6)	14,921	15,642	3,346
Administration fees	8,356	6,087	8,996
Custody fees	7,037	6,554	8,132
Chief compliance officer fees	1,296	830	1,460
Trustees fees	1,050	1,153	1,374
Accrued other expenses	18,247	24,476	19,217
Total liabilities	540,678	2,141,406	214,071
NET ASSETS	$77,449,065	$80,239,578	$18,008,945

COMPONENTS OF NET ASSETS
Capital (par value of $0.01 per share with an unlimited
number of shares authorized)	$79,031,375	$79,686,088	$18,729,444
Accumulated net investment income (loss)	181,975	73,933	(5,710)
Accumulated net realized gain (loss) on investments and
foreign currency transactions	(542,094)	(902)	(36,189)
Net unrealized appreciation (depreciation) on:
Investments	(1,223,367)	441,614	(678,646)
Foreign currency translations	1,176	38,845	46
NET ASSETS	$77,449,065	$80,239,578	$18,008,945

Maximum Offering Price per Share
Class A Shares:
Net assets applicable to shares outstanding	$77,449,065	$80,239,578	$18,008,945
Shares of beneficial interest issued and outstanding	7,808,354	7,736,726	1,863,696
Net asset value per share	$9.92	$10.37	$9.66
Maximum sales charge (4.50% of offering price)	0.47	0.49	0.46
Maximum offering price to public	$10.39	$10.86	$10.12

See accompanying Notes to the Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2011 (Continued)

	EP China	EP Asia Small
	Fund	Companies Fund
ASSETS
Investments in securities, at value (cost $60,615,596
and $30,384,445, respectively)	$57,322,798	$28,705,112
Foreign currency, at value (cost $0 and $885,909,
respectively)	-	880,342
Receivables:
Investment securities sold	-	-
Fund shares sold	14,765	18,005
Dividends and interest	9,876	4,023
From advisor, net	-	3,844
Offering costs	-	-
Prepaid expenses	16,627	31,237
Total assets	57,364,066	29,642,563

LIABILITIES
Payables:
Investment securities purchased	4,708,527	2,603,807
Fund shares redeemed	170,431	105,226
Due to advisor	27,715	-
Offering costs	-	-
Transfer agent fees	961	2,145
Fund accounting fees	10,003	1,014
Distribution fees - (Note 6)	10,495	5,264
Administration fees	8,091	2,410
Custody fees	822	608
Chief compliance officer fees	1,638	1,160
Trustees fees	2,871	599
Accrued other expenses	15,247	20,434
Total liabilities	4,956,801	2,742,667
NET ASSETS	$52,407,265	$26,899,896

COMPONENTS OF NET ASSETS
Capital (par value of $0.01 per share with an unlimited
number of shares authorized)	$58,281,782	$32,101,341
Accumulated net investment income (loss)	47,089	115,302
Accumulated net realized gain (loss) on investments
and foreign currency transactions	(2,628,837)	(3,636,845)
Net unrealized appreciation (depreciation) on:
Investments	(3,292,798)	(1,679,333)
Foreign currency translations	29	(569)
NET ASSETS	$52,407,265	$26,899,896

Maximum Offering Price per Share
Class A Shares:
Net assets applicable to shares outstanding	$52,407,265	$26,899,896
Shares of beneficial interest issued and outstanding	5,022,565	3,222,887
Net asset value per share	$10.43	$8.35
Maximum sales charge (4.50% of offering price)	0.49	0.39
Maximum offering price to public	$10.92	$8.74

See accompanying Notes to the Financial Statements.

STATEMENT OF OPERATIONS
For the Year Ended October 31, 2011

	EuroPac	EuroPac
	International	International	EuroPac Hard
	Value Fund	Bond Fund1	Asset Fund2
Investment Income
Income
Dividends (net of foreign withholding taxes of $299,241, $0 and $7,089, respectively)	$2,850,289	$-	$60,038
Interest (net of foreign withholding taxes of $0, $25,197 and $0, respectively)	283	1,392,562	39
Total income	2,850,572	1,392,562	60,077

Expenses
Advisory fee	875,562	270,371	51,682
Distribution fees - (Note 6)	190,340	112,655	11,235
Administration fees	80,049	47,714	18,198
Fund accounting fees	68,208	38,595	15,585
Custody fees	46,775	18,801	8,131
Transfer agent fees	46,275	27,615	11,985
Registration fees	40,297	35,013	7,576
Offering costs	13,532	16,926	5,701
Audit fees	15,501	15,001	15,000
Legal fees	11,871	6,842	2,528
Shareholder reporting fees	19,414	7,270	2,285
Chief compliance officer fees	5,729	3,649	1,460
Trustees fees and expenses	6,001	4,795	2,439
Insurance fees	439	889	528
Miscellaneous expenses	8,358	7,122	2,011

Total expenses	1,428,351	613,258	156,344
Advisory fee waived	(95,974)	(95,046)	(51,682)
Other expenses reimbursed	-	-	(26,015)
Net expenses	1,332,377	518,212	78,647
Net investment income (loss)	1,518,195	874,350	(18,570)

Realized and Unrealized Gain (Loss) from Investments
Net realized gain (loss) on:
Investments	(47,554)	(5,944)	(36,189)
Foreign currency transactions	(107,674)	189,601	(927)
Net realized gain (loss) on investments and foreign currency transactions	(155,228)	183,657	(37,116)
Change in unrealized appreciation (depreciation) on:
Investments	(5,419,328)	441,614	(678,646)
Foreign currency translations	(857)	38,845	46
Net unrealized appreciation (depreciation) on investments and foreign
currency translations	(5,420,185)	480,459	(678,600)
Net realized and unrealized gain (loss) on investments	(5,575,413)	664,116	(715,716)

Net Increase (Decrease) in Net Assets from Operations	$(4,057,218)	$1,538,466	$(734,286)

1 The EuroPac International Bond Fund commenced operations on November 15, 2010.
2 The EuroPac Hard Asset Fund commenced operations on June 30, 2011.
3 The EP China Fund fiscal year changed to October 31, effective July 1, 2011.
4 The EP Asia Small Companies Fund commenced operations on December 1, 2010.

See accompanying Notes to the Financial Statements.

STATEMENT OF OPERATIONS
For the Year Ended October 31, 2011 (Continued)

		EP China Fund
	EP China	Year Ended	EP Asia Small
	Fund3	June 30, 2011	Companies Fund4
Investment Income
Income
Dividends (net of foreign withholding taxes of $7,711, $30,219 and $65,229, respectively)	$459,352	$2,014,797	$647,715
Interest (net of foreign withholding taxes of $0, $0 and $0, respectively)	133	88	171
Total income	459,485	2,014,885	647,886

Expenses
Advisory fee	264,262	939,174	278,951
Distribution fees - (Note 6)	57,482	204,215	60,641
Administration fees	24,441	85,547	31,205
Fund accounting fees	23,173	70,016	44,974
Custody fees	20,277	62,735	49,576
Transfer agent fees	23,062	69,720	25,929
Registration fees	15,165	43,001	20,633
Offering costs	-	2,181	16,077
Audit fees	5,055	15,001	15,045
Legal fees	8,355	20,502	6,179
Shareholder reporting fees	11,093	20,455	6,224
Chief compliance officer fees	3,202	9,501	3,720
Trustees fees and expenses	3,134	6,800	4,089
Insurance fees	85	1,500	89
Miscellaneous expenses	3,228	7,578	3,397

Total expenses	462,014	1,557,926	566,729
Advisory fee waived	(59,642)	(128,421)	(142,239)
Other expenses reimbursed	-	-	-
Net expenses	402,372	1,429,505	424,490
Net investment income	57,113	585,380	223,396

Realized and Unrealized Gain (Loss) from Investments
Net realized gain (loss) on:
Investments	(5,428,470)	4,590,057	(3,636,845)
Foreign currency transactions	(5,327)	(7,947)	(129,592)
Net realized gain (loss) on investments and foreign currency transactions	(5,433,797)	4,582,110	(3,766,437)
Change in unrealized appreciation (depreciation) on:
Investments	(13,390,719)	7,269,597	(1,679,333)
Foreign currency translations	75	(50)	(569)
Net unrealized appreciation (depreciation) on investments and foreign
currency translations	(13,390,644)	7,269,547	(1,679,902)
Net realized and unrealized gain (loss) on investments	(18,824,441)	11,851,657	(5,446,339)

Net Increase (Decrease) in Net Assets from Operations	$(18,767,328)	$12,437,037	$(5,222,943)

1 The EuroPac International Bond Fund commenced operations on November 15, 2010.
2 The EuroPac Hard Asset Fund commenced operations on June 30, 2011.
3 The EP China Fund fiscal year changed to October 31, effective July 1, 2011.
4 The EP Asia Small Companies Fund commenced operations on December 1, 2010.

See accompanying Notes to the Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	EuroPac International Value Fund			EuroPac International Bond Fund		EuroPac Hard Asset Fund

INCREASE (DECREASE) IN NET ASSETS FROM:	For the Year Ended October 31, 2011		For the Period April 7, 2010* to October 31, 2010	For the Period November 15, 2010* to October 31, 2011		For the Period June 30, 2011* to October 31, 2011
Operations
Net investment income (loss)	$1,518,195		$256,515	$874,350		$(18,570)
Net realized gain (loss) on investments and	(155,228)		(535,373)	183,657		(37,116)
foreign currency
Net change in unrealized appreciation (depreciation)
on investments, and foreign currency	(5,420,185)		4,197,994	480,459		(678,600)
Net increase from payments by affiliates (Note 3)	-		-	-		-
Net increase (decrease) in net assets resulting
from operations	(4,057,218)		3,919,136	1,538,466		(734,286)

Distributions to Shareholders
From net investment income	(1,229,860)		(244,830)	(1,012,617)		-
From net realized gain	-		-	-		-
Total Distributions	(1,229,860)		(244,830)	(1,012,617)		-

Capital Transactions
Net proceeds from shares sold	44,877,359		51,561,940	84,733,448		19,555,591
Reinvestment of distributions	947,348		222,777	334,853		-
Cost of shares redeemed	(16,115,125)	1	(2,432,462)	(5,354,572)	1	(812,360)	1
Net change in net assets from capital transactions	29,709,582		49,352,255	79,713,729		18,743,231

Total increase in net assets	24,422,504		53,026,561	80,239,578		18,008,945

Net Assets
Beginning of period	53,026,561		-	-		-
End of period	$77,449,065		$53,026,561	$80,239,578		$18,008,945

Accumulated net investment income (loss)	$181,975		$(18,939)	$73,933		$(5,710)

Capital Share Transactions
Shares sold	4,180,972		5,341,297	8,219,801		1,952,520
Shares reinvested	86,125		24,563	31,637		-
Shares redeemed	(1,565,732)		(258,871)	(514,712)		(88,824)
Net increase	2,701,365		5,106,989	7,736,726		1,863,696

* Commencement of operations.
** Fiscal year changed to October 31, effective July 1, 2011.
1 Net of redemption fees of $3,592, $5,144, $2,529 and $2,278, respectively.

See accompanying Notes to the Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

							EP Asia
	EP China						Small Companies
	Fund						Fund

	For the Period July 1, 2011 to October 31, 2011**		For the Year Ended June 30, 2011		For the Period July 31, 2009* to June 30, 2010		For the Period December 1, 2010* to October 31, 2011
INCREASE (DECREASE) IN NET ASSETS FROM:
Operations
Net investment income (loss)	$57,113		$585,380		$80,156		$223,396
Net realized gain (loss) on investments and	(5,433,797)		4,582,110		(865,898)		(3,766,437)
foreign currency
Net change in unrealized appreciation (depreciation)
on investments, and foreign currency	(13,390,644)		7,269,547		2,828,328		(1,679,902)
Net increase from payments by affiliates (Note 3)	-		-		11,665
Net increase (decrease) in net assets resulting
from operations	(18,767,328)		12,437,037		2,054,251		(5,222,943)

Distributions to Shareholders
From net investment income	-		(1,359,237)		-		-
From net realized gain	-		(27,844)		(237,170)		-
Total Distributions	-		(1,387,081)		(237,170)		-

Capital Transactions
Net proceeds from shares sold	3,098,112		25,903,275		64,401,436		37,670,587
Reinvestment of distributions	-		1,132,972		192,604		-
Cost of shares redeemed	(18,275,927	)1	(10,498,447	)1	(7,646,469	)1	(5,547,748)
Net change in net assets from capital transactions	(15,177,815)		16,537,800		56,947,571		32,122,839

Total increase in net assets	(33,945,143)		27,587,756		58,764,652		26,899,896

Net Assets
Beginning of period	86,352,408		58,764,652		-		-
End of period	$52,407,265		$86,352,408		$58,764,652		$26,899,896

Accumulated net investment income (loss)	$47,089		$(223,498)		$101,184		$115,302

Capital Share Transactions
Shares sold	269,007		1,870,407		5,817,070		3,821,128
Shares reinvested	-		78,136		16,010		-
Shares redeemed	(1,611,673)		(763,797)		(652,595)		(598,241)
Net increase	(1,342,666)		1,184,746		5,180,485		3,222,887

*	Commencement of operations.
**	Fiscal year changed to October 31, effective July 1, 2011.
1	Net of redemption fees of $243, $277, $1,594 and $77, respectively.

See accompanying Notes to the Financial Statements.

FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout the Period.

	EuroPac				EuroPac
	International				International		EuroPac Hard
	Value Fund				Bond Fund		Asset Fund

	For the Year Ended October 31, 2011		For the period April 7, 2010* to to October 31, 2010		For the period November 15, 2010* to October 31, 2011		For the period June 30, 2011* to October 31, 2011
Net asset value, beginning of period	$10.38		$10.00		$10.00		$10.00
Income from Investment Operations
Net investment income (loss)	0.21	1	0.07	1	0.19	1	(0.01)	1
Net realized and unrealized gain (loss) on investments	(0.50)		0.38		0.38		(0.33)
Total from investment operations	(0.29)		0.45		0.57		(0.34)

Less Distributions:
From net investment income	(0.17)		(0.07)		(0.20)		-
From net realized gain	-		-		-		-
Total distributions	(0.17)		(0.07)		(0.20)		-

Redemption fee proceeds	-	2	-	2	-	2	-	2

Net asset value, end of period	$9.92		$10.38		$10.37		$9.66

Total return 3	(2.93)%		4.57%	4	5.72%	4	(3.40%)	4

Ratios and Supplemental Data
Net assets, end of period (000's)	$77,449		$53,027		$80,240		$18,009

Ratio of expenses to average net assets
Before fees waived and expenses absorbed	1.88%		2.30%	5	1.36%	5	3.47%	5
After fees waived and expenses absorbed	1.75%		1.75%	5	1.15%	5	1.75%	5
Ratio of net investment income to average net assets
Before fees waived and expenses absorbed	1.87%		0.84%	5	1.73%	5	(2.14%)	5
After fees waived and expenses absorbed	1.99%		1.39%	5	1.94%	5	(0.41%)	5

Portfolio turnover rate	27%		13%	4	8%	4	2%	4

*	Commencement of operations.
**	Fiscal year changed to October 31, effective July 1, 2011.
1	Calculated based on average shares outstanding.
2	Less than $0.01.
3	Does not include payment of maximum sales charge of 4.50%. If the sales charges were included, total return would be lower.
4	Not annualized.
5	Annualized.

FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout the Period.

	EP China						EP Asia Small
	Fund						Companies Fund

	For the period July 1, 2011 to October 31, 2011**		For the Year Ended June 30, 2011		For the period July 31, 2009* to to June 30, 2010		For the Period December 1, 2010* to October 31, 2011
Net asset value, beginning of period	$13.57		$11.34		$10.00		$10.00
Income from Investment Operations
Net investment income (loss)	0.01	1	0.10	1	0.02	1	0.08	1
Net realized and unrealized gain (loss) on investments	(3.15)		2.36		1.38		(1.73)
Total from investment operations	(3.14)		2.46		1.40		(1.65)

Less Distributions:
From net investment income	-		(0.22)		-		-
From net realized gain	-		(0.01)		(0.06)		-
Total distributions	-		(0.23)		(0.06)		-

Redemption fee proceeds	-	2	-	2	-	2	-	2

Net asset value, end of period	$10.43		$13.57		$11.34		$8.35

Total return 3	(23.14%)	4	21.55%		13.93%	4	(16.50)%	4

Ratios and Supplemental Data
Net assets, end of period (000's)	$52,407		$86,352		$58,765		$26,900

Ratio of expenses to average net assets
Before fees waived and expenses absorbed	2.00%	5	1.91%		2.18%	5	2.34%	5
After fees waived and expenses absorbed	1.74%	5	1.75%		1.75%	5	1.75%	5
Ratio of net investment income to average net assets
Before fees waived and expenses absorbed	(0.01%)	5	0.56%		0.20%	5	0.33%	5
After fees waived and expenses absorbed	0.25%	5	0.72%		0.63%	5	0.92%	5

Portfolio turnover rate	48%	4	77%		80%	4	102%	4

*	Commencement of operations.
**	Fiscal year changed to October 31, effective July 1, 2011.
1	Calculated based on average shares outstanding.
2	Less than $0.01.
3	Does not include payment of maximum sales charge of 4.50%. If the sales charges were included, total return would be lower.
4	Not annualized.
5	Annualized.

Euro Pacific Funds
NOTES TO FINANCIAL STATEMENTS
October 31, 2011

Note 1 – Organization
EuroPac International Value Fund (the ‘‘International Value Fund’’), EuroPac International Bond Fund (the “International Bond Fund”), EuroPac Hard Asset Fund (the “Hard Asset Fund”), EP China Fund (formerly known as EPH China Fund) (the “China Fund”), and EP Asia Small Companies Fund (the “Asia Small Companies Fund”) (each a “Fund” and collectively the ‘‘Funds’’) are organized as a diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The International Value Fund commenced operations on April 7, 2010, and its primary investment objective is to provide income and long-term capital appreciation. The International Bond Fund commenced operations on November 15, 2010, and its primary investment objective is to provide current income and capital appreciation.  The Hard Asset Fund commenced operations on June 30, 2011, and its primary investment objective is appreciation of capital and protection against inflation. The China Fund commenced operations on July 31, 2009, and its primary investment objective is long-term capital appreciation. The China Fund’s fiscal year end was changed to October 31st as of July 1, 2011. The Asia Small Companies Fund commenced operations on December 1, 2010, and its primary investment objective is to provide long-term capital appreciation.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of its financial statements.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

(a) Valuation of Investments
The Funds value equity securities at the last reported sale price on the principal exchange or in the principal over the counter (OTC) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  Debt securities are valued at the mean between the last available bid and asked prices for such securities, or if such prices are not available, at prices for securities of comparable maturity, quality and type.  All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees.  Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates fair value.

Fair value pricing may be applied to non-U.S. securities.  The fair value of a security held by the Funds may be determined using the services of third-party pricing vendor retained by the Funds or by the valuation committee, in either case subject to the Board of Trustees’ oversight.  The trading hours for most non-U.S. securities end prior to the close of the NYSE, the time that the Funds net asset value per share (“NAV”) is calculated.  The occurrence of certain events after the close of non-U.S. markets, but prior to the close of the NYSE (such as a significant surge or decline in the U.S. market) may result in an adjustment to the trading prices of non-U.S. securities when non-U.S. markets open on the following business day.  If such events occur, the Funds may value non-U.S. securities at fair value, taking into account such events, when the NAV is calculated.

(b) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis.  Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.  Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.  Expenses incurred by the Trust with respect to more

Euro Pacific Funds
NOTES TO FINANCIAL STATEMENTS
October 31, 2011 (Continued)

than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

Offering costs incurred with the start up of the Funds are being amortized on a straight line basis over a period of twelve months from commencement of operations.  The International Value Fund, International Bond Fund, Hard Asset Fund, China Fund and Asia Small Companies Fund, respectively, incurred offering costs of approximately $32,785, $18,215, $16,838, $33,140 and $18,113.

(c) Foreign Currency Translation
The Funds’ records are maintained in U.S. dollars.  The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period.  The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of the London Stock Exchange prior to when the Funds’ NAV is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Funds do not isolate that portion of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices.  Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

(d) Federal Income Taxes
The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net investment income and any net realized gains to its shareholders.  Therefore, no provision is made for federal income or excise taxes.  Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

The Income Tax Statement requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Funds to analyze all open tax years, as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended October 31, 2011, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Euro Pacific Funds
NOTES TO FINANCIAL STATEMENTS
October 31, 2011 (Continued)

(e) Distributions to Shareholders
The International Value Fund will make distributions of net investment income quarterly and capital gains, if any, at least annually.  The International Bond Fund will make distributions of net investment income monthly and net capital gains, if any, at least annually.  The Hard Asset Fund will make distributions of net investment income and net capital gains, if any, at least annually The EP China Fund will make distributions of net investment income and net capital gains, if any, at least annually The Asia Small Companies Fund will make distributions of net investment income and net capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date.  The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U. S. generally accepted accounting principles.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain/(loss) items for financial statement and tax purposes.  Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the “Agreement”) with Euro Pacific Asset Management, LLC (the “Advisor”).  Under the terms of the Agreement, the International Value Fund, International Bond Fund, Hard Asset Fund and Asia Small Companies Fund pay a monthly investment advisory fee to the Advisor at the annual rate of 1.15%, 0.60%, 1.15% and 1.15% of each Funds average daily net assets, respectively.  The Advisor has contractually agreed to waive its fee and, if necessary, to reimburse other operating expenses in order to limit total annual operating expenses to 1.75%, 1.15%, 1.75% and 1.75% of each Funds average daily net assets until March 1, 2012, February 28, 2012, June 30, 2012, and February 28, 2012, respectively.

Effective March 15, 2011, the Trust, on behalf of the China Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Euro Pacific Asset Management, LLC (the “Advisor”).  Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 1.15% of the Fund’s average daily net assets, respectively.  The Advisor has contractually agreed to waive its fee and, if necessary, to reimburse other operating expenses in order to limit total annual operating expenses to 1.75% of the Fund’s average daily net assets until October 31, 2012.  Prior to March 15, 2011, the Fund’s investment advisor was Euro Pacific Halter Asia Management, Inc.

For the period July 1, 2010 through March 14, 2011, the China Fund paid advisory fees in the amount of $635,809 to Euro Pacific Halter Asia Management, Inc. and $303,365 to Euro Pacific Asset Management, LLC for the period March 15, 2011 through June 30, 2011.

The China Fund and Asia Small Companies Fund are sub-advised by New Sheridan Advisors, Inc. (the “Sub-advisor”). Pursuant to a sub-advisory agreement the Advisor pays a portion of the annual advisory fee of 1.15% of average daily net assets of the Fund to the Sub-advisor.

For the year ended October 31, 2011, the Advisor waived $95,974 of advisory fees for the International Value Fund.  For the period November 15, 2010 through October 31, 2011, the Advisor waived $95,046 of advisory fees for the International Bond Fund.  For the period June 30, 2011 through October 31, 2011, the Advisor waived all advisory fees and other expenses totaling $77,697 for the Hard Asset Fund. For the period July 1, 2011 through October 31, 2011, the Advisor waived $59,642 of advisory fees for the China Fund. For the period December 1, 2010 through October 31, 2011, the Advisor waived $142,239 of advisory fees for the Asia Small Companies Fund.  The Advisor may recover from each Fund fees and expenses previously waived or reimbursed, if the Funds’ expense ratio, including the recovered expenses, falls below the expense limits in place at the time the expenses were incurred.  The Advisor is permitted to seek reimbursement from each Fund for a period of three fiscal years

Euro Pacific Funds
NOTES TO FINANCIAL STATEMENTS
October 31, 2011 (Continued)

following the fiscal year in which such reimbursements occurred. The advisor may recapture a portion of the amounts no later than the dates stated below:

	International Value Fund	International Bond Fund	Hard Asset Fund
October 31, 2013	$101,799	$-	$-
October 31, 2014	$95,974	$95,046	$77,697
Potential Recoverable Expenses	$197,773	$95,046	$77,697

	China Fund‡	Asia Small Companies Fund
June 30, 2013	$172,040	$-
June 30, 2014	$128,421	$-
October 31, 2014	$59,642	$142,239
Potential Recoverable Expenses	$360,103	$142,239

‡The China Fund’s fiscal year end was changed to October 31st as of July 1, 2011.

Grand Distribution Services, LLC (“GDS”) serves as the Funds’ distributor; UMB Fund Services, Inc. (“UMBFS”), an affiliate of GDS, serves as the Funds’ fund accountant, transfer agent and co-administrator; and Mutual Fund Administration Corporation (“MFAC”) serves as the Funds’ other co-administrator. UMB Bank, n.a. (“UMBNA”), an affiliate of UMBFS, serves as the Funds’ custodian.

The amount of net selling commissions retained by the Distributor and/or a broker-dealer affiliated with the Advisor for the period mentioned below:

Fund	Period
International Value Fund	Year-ended, October 31, 2011	$209,244
International Bond Fund	November 15, 2010 - October 31, 2011	267,722
Hard Asset Fund	June 30, 2011 through October 31, 2011	68,677
China Fund	July 1, 2011 through October 31, 2011	14,414
Asia Small Companies Fund	December 1, 2010 through October 31, 2011	168,625

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Funds do not compensate trustees and officers affiliated with the Funds’ co-administrators.  For the year ended October 31, 2011, the Funds’ allocated fees incurred for Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Cipperman & Co. provides Chief Compliance Officer (“CCO”) services to the Trust.  The Funds’ allocated fees incurred for CCO services for the year ended October 31, 2011, are reported on the Statement of Operations.

Euro Pacific Funds
NOTES TO FINANCIAL STATEMENTS
October 31, 2011 (Continued)

Note 4 – Federal Income Taxes
At October 31, 2011, gross unrealized appreciation and depreciation of investments and foreign currency owned by the Funds, based on cost for federal income tax purposes were as follows:

	International	International	Hard Asset	China	Asia Small
	Value Fund	Bond Fund	Fund	Fund	Companies Fund

Cost of investments	$79,727,573	$79,167,562	$19,075,295	$60,690,625	$30,412,357

Gross unrealized appreciation	$7,866,389	$1,817,111	$615,377	$2,618,553	$1,284,315
Gross unrealized depreciation	(10,047,157)	(1,375,497)	(1,506,328)	(5,986,380)	(2,991,560)
Unrealized appreciation/(depreciation) on foreign currency	1,176	38,845	46	29	(569)
Net unrealized appreciation/(depreciation) on investments and foreign currency translations
	$(2,179,592)	$480,459	$(890,905)	$(3,367,798)	$(1,707,814)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to wash sale loss deferrals and passive foreign investment companies ("PFICs").

As of October 31, 2011 the components of accumulated earnings (deficit) on a tax basis were as follows:

	International	International	Hard Asset	China	Asia Small
	Value Fund	Bond Fund	Fund	Fund	Companies Fund

Undistributed ordinary income	$598,929	$73,933	$206,595	$1,059,297	$115,302
Undistributed long-term gains	-	-	-	1,896,382	-
Tax accumulated earnings	598,929	73,933	206,595	2,955,679	115,302

Accumulated capital and other losses	$(1,647)	$(902)	$(36,189)	$(5,462,398)	$(3,608,933)

Unrealized appreciation/(depreciation) on investments	(2,179,592)	480,459	(890,905)	(3,367,798)	(1,707,814)

Total accumulated earnings (deficit)	$(1,582,310)	$553,490	$(720,499)	$(5,874,517)	$(5,201,445)

Euro Pacific Funds
NOTES TO FINANCIAL STATEMENTS
October 31, 2011 (Continued)

At October 31, 2011, the Funds had accumulated capital loss carryforwards as follows:

	International	International	Hard Asset	China	Asia Small
	Value Fund	Bond Fund	Fund	Fund	Companies Fund

For losses expiring October 31,
2017	$-	$-	$-	$-	$-
2018	1,647	-	-	-	-
2019	-	902	-	-	3,608,933
Not Subject to Expiration	-	-	36,189	5,462,398	-
	$1,647	$902	$36,189	$5,462,398	$3,608,933

To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. During the year ended October 31, 2011, the International Value Fund utilized $225,889 of their capital loss carryovers.

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the "Act"), the Funds will be permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The tax character of distributions paid during the fiscal years ended October 31, 2011 and 2010 were as follows:

	International Value Fund		International Bond Fund		Hard Asset Fund

	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,
	2011	2010	2011	2010	2011	2010

Distributions paid from:
Ordinary Income	$1,229,860	$244,830	$1,012,617	$-	$-	$-

Net long-term
capital gains	-	-	-	-	-	-

Total taxable distributions	1,229,860	244,830	1,012,617	-	-	-

Total distributions paid	$1,229,860	$244,830	$1,012,617	$-	$-	$-

Euro Pacific Funds
NOTES TO FINANCIAL STATEMENTS
October 31, 2011 (Continued)

	China Fund		Asia Small Companies Fund

	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	October 31,	June 30,	October 31,	June 30,
	2011	2011*	2011	2011*

Distributions paid from:
Ordinary Income	$-	$1,387,081	$-	$-

Net long-term
capital gains	-	-	-	-

Total taxable distributions	-	1,387,081	-	-

Total distributions paid	$-	$1,387,081	$-	$-

Note 5 - Investment Transactions

The aggregate amount of security transactions for the period mentioned below, excluding short-term investments, were as follows:

Fund	Period
International Value Fund	Year-ended, October 31, 2011
Purchases		$52,637,490
Sales		19,893,233
International Bond Fund	November 15, 2010 - October 31, 2011
Purchases		80,266,149
Sales/Maturity proceeds		9,989,619
Hard Asset Fund	June 30, 2011 - October 31, 2011
Purchases		18,354,189
Sales		276,248
China Fund	July 1, 2011 - October 31, 2011
Purchases		82,244,032
Sales		96,338,337
Asia Small Companies Fund	December 1, 2010 - October 31, 2011
Purchases		52,432,801
Sales		23,915,452

Note 6 - Distribution Plan
The Trust, on behalf of the Funds’, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, that allows the Fund to pay distribution fees for the sale and distribution of its shares.  The Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets, payable to the Advisor as the distribution coordinator.

Euro Pacific Funds
NOTES TO FINANCIAL STATEMENTS
October 31, 2011 (Continued)

For the year ended October 31, 2011, distribution fees incurred are disclosed on the Statement of Operations.

Note 7 – Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred.  However, the Funds expect the risk of loss to be remote.

Note 8 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements.  It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of each Fund’s investments.  These inputs are summarized into three broad levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used, as of October 31, 2011, in valuing the Funds’ assets carried at fair value:

Euro Pacific Funds
NOTES TO FINANCIAL STATEMENTS
October 31, 2011 (Continued)

International Value Fund
	Level 1	Level 2*	Level 3
	(Quoted Price)	(Other Significant Observable Inputs)	(Significant Unobservable Inputs)	Total
Assets Table
Investments, at Value:
Common Stocks:
Consumer Discretionary	$-	$2,237,057	$-	$2,237,057
Consumer Staples	-	13,786,988	-	13,786,988
Energy	9.773,575	8,784,289	-	18,557,864
Financials	-	5,422,214	-	5,422,214
Health Care	-	-	-	-
Industrials	-	5,267,101	-	5,267,101
Information Technology	-	4,001,940	-	4,001,940
Materials	6,962,015	6,857,643	-	13,819,658
Telecommunication Services	2,899,475	3,347,118	-	6,246,593
Utilities	4,263,831	2,027,339	-	6,291,170
Warrants:
Information Technology	-	249	-	249
Short-Term Investments	1,915,971	-	-	1,915,971
Total Assets	$25,814,867	$51,731,938	$-	$77,546,805

International Bond Fund
	Level 1	Level 2*	Level 3
	(Quoted Price)	(Other Significant Observable Inputs)	(Significant Unobservable Inputs)	Total
Assets Table
Investments, at Value:
Bonds:
Basic Materials	$-	$2,309,543	$-	$2,309,543
Communications	-	5,021,632	-	5,021,632
Consumer Cyclical	-	767,839	-	767,839
Consumer, Non-cyclical	1,849,168	2,446,509	-	4,295,677
Diversified	733,471	-	-	733,471
Energy	1,156,300	-	-	1,156,300
Financial	4,079,205	8,215,257	-	12,294,462
Government	15,310,222	23,134,925	-	38,445,147
Industrial	-	3,289,721	-	3,289,721
Utilities	-	2,239,744	-	2,239,744
Short-Term Investments	9,055,640	-	-	9,055,640
Total Assets	$32,184,006	$47,425,170	$-	$79,609,176

Euro Pacific Funds
NOTES TO FINANCIAL STATEMENTS
October 31, 2011 (Continued)

Hard Asset Fund
	Level 1	Level 2*	Level 3
	(Quoted Price)	(Other Significant Observable Inputs)	(Significant Unobservable Inputs)	Total
Assets Table
Investments, at Value:
Common Stocks:
Consumer Staples	$-	$1,188,252	$-	$1,188,252
Energy	3,513,419	3,426,755	-	6,940,174
Materials	3,080,601	1,524,948	-	4,605,549
Exchange Traded Funds	4,629,131	-	-	4,629,131
Short-Term Investments	821,238	-	-	821,238
Total Assets	$12,044,389	$6,139,955	$-	$18,184,344

China Fund
	Level 1	Level 2*	Level 3
	(Quoted Price)	(Other Significant Observable Inputs)	(Significant Unobservable Inputs)	Total
Assets Table
Investments, at Value:
Common Stocks:
Consumer Discretionary	$683,200	$5,358,717	$-	$6,041,917
Consumer Staples	-	5,997,518	-	5,997,518
Energy	-	2,925,065	-	2,925,065
Financials	-	5,734,000	-	5,734,000
Health Care	621,500	3,696,372	-	4,317,872
Industrials	760,000	2,386,817	-	3,146,817
Information Technology	710,550	1,468,044	-	2,178,594
Materials	-	3,321,813	545,644	3,867,457
Telecommunication Services	-	4,587,751	-	4,587,751
Utilities	-	5,963,635	-	5,963,635
Short-Term Investments	12,562,172	-	-	12,562,172
Total Assets	$15,337,422	$41,439,732	$545,644	$57,322,798

The following is a reconciliation of Level 3 assets for the China Fund, which significant unobservable inputs were used to determine fair value:

	Investments, at Value	Other Financial Instruments
Balance as of 06/30/11	$624,542	$-
Realized gain (loss)	-	-
Change in unrealized appreciation (depreciation)	(78,898)	-
Net purchase (sales)	-	-
Transfers in and/or out of Level 3	-	-
Balance as of 10/31/11	$545,644	$-

Euro Pacific Funds
NOTES TO FINANCIAL STATEMENTS
October 31, 2011 (Continued)

Asia Small Companies Fund
	Level 1	Level 2*	Level 3
	(Quoted Price)	(Other Significant Observable Inputs)	(Significant Unobservable Inputs)	Total
Assets Table
Investments, at Value:
Common Stocks:
Consumer Discretionary	$341,600	$4,756,433	$-	$5,098,033
Consumer Staples	248,600	2,231,720	-	2,480,320
Energy	-	2,091,168	-	2,091,168
Financials	-	2,935,942	-	2,935,942
Health Care	-	2,770,864	-	2,770,864
Industrials	304,000	4,443,998	-	4,747,998
Information Technology	-	1,177,832	-	1,177,832
Materials	-	1,333,773	-	1,333,773
Utilities	-	567,515	-	567,515
Short-Term Investments	5,501,667	-	-	5,501,667
Total Assets	6,395,867	22,309,245	-	28,705,112

* There were no transfers into and out of Levels 1 and 2 during the current period presented.

Note 9 – Improving Disclosures about Fair Value Measurements
In January 2010, Financial Accounting Stands Board (“FASB”) issued Accounting Standards Update “Improving Disclosures about Fair Value Measurements” (“ASU”).  The ASU requires enhanced disclosures about purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements.  This disclosure will become effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years.  Management is currently evaluating the impact this disclosure may have on the Fund’s financial statements.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements’ in GAAP and the International Financial Reporting Standards (“IFRSs’). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

Note 10 – Events Subsequent to the Fiscal Period End

The Funds have adopted financial reporting rules regarding subsequent events which requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  Management has evaluated the Funds related events and transactions that occurred through the date of issuance of the Funds financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Funds financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders
Investment Managers Series Trust

We have audited the accompanying statements of assets and liabilities of the EuroPac International Value Fund, EuroPac International Bond Fund, EuroPac Hard Asset Fund, EP China Fund, and EP Asia Small Companies Fund, (the “Funds”), each a series of Investment Managers Series Trust, including the schedules of investments, as of October 31, 2011, and the related statements of operations for the year then ended (the period November 15, 2010 (commencement of operations) to October 31, 2011 for EuroPac International Bond Fund, the period June 30, 2011 (commencement of operations) to October 31, 2011 for EuroPac Hard Asset Fund, the period June 30, 2011 to October 31, 2011 and the year ended June 30, 2011 for EP China Fund, and the period December 1, 2010 (commencement of operations) to October 31, 2011 for EP Asia Small Companies Fund), the statements of changes in net assets and the financial highlights for the period April 7, 2010 (commencement of operations) to October 31, 2010 and the year ended October 31, 2011 for EuroPac International Value Fund, the period November 15, 2010 to October 31, 2011 for EuroPac International Bond Fund, the period June 30, 2011 to October 31, 2011 for EuroPac Hard Asset Fund, the period July 31, 2009 (commencement of operations) to June 30, 2010, the year ended June 30, 2011 and the period ended October 31, 2011 for EP China Fund, and the period December 1, 2010 to October 31, 2011 for EP Asia Small Companies Fund.  These financial statements and financial highlights are the responsibility of the Funds’ management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.   The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting.   Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.   Accordingly, we express no such opinion.   An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.   Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.   An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Funds as of October 31, 2011, and the results of their operations, the changes in their net assets and their financial highlights for the periods referred to above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
December 30, 2011

Euro Pacific Funds
SUPPLEMENTAL INFORMATION (Unaudited)

Tax Information

Pursuant to Section 854 of the Internal Revenue Code of 1986, the International Value Fund designates income dividends of 100.00% as qualified dividend income paid during the fiscal year ended October 31, 2011.

Pursuant to Section 853 of the Internal Revenue Code of 1986, as amended, the International Value Fund, Hard Asset Fund, China Fund, and Asia Small Companies Fund designates $3,149,662, $63,142, $467,062 and $712,944 of income derived from foreign sources and $204,436, $7,089, $7,711 and $65,229 of foreign taxes paid for the period ended October 31, 2011.

Of the ordinary income (including short-term capital gain) distributions made (or to be made) for the year ended October 31, 2011, the proportionate share of income derived from foreign sources and foreign taxes paid attributable to one share of stock are:

	Foreign	Foreign
	Source Income	Taxes Paid

International Value Fund	$0.4034	$0.0262
Hard Asset Fund	$0.0339	$0.0038
China Fund	$0.0930	$0.0015
Asia Small Companies Fund	$0.2212	$0.0202

Trustees and Officer Information

Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling 1-888-558-5851.  The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
“Independent” Trustees:
Charles H. Millera (born 1947) Trustee	Since November 2007	Executive Vice President, Client Management and Development, Access Data Corporation, a Broadridge company, a provider of technology and services to asset management firms (1997-present).	43	None.
Ashley Toomey Rabun a (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc. a financial services consulting firm (1996-present).	43	None.

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
William H. Young a (born 1950) Trustee	Since November 2007	Independent financial services consultant (1996-present); Consultant-Interim CEO, Unified Fund Services, Inc., a mutual fund service provider (2003-2006); Ex-officio Board Member of the National Investment Company Service Association and past President and Chairman (1995-1997); Senior Vice President, Oppenheimer Management Company (1983-1996).	43	None.
Interested Trustees:
John P. Zader a † (born 1961) Trustee and President	Since November 2007 as Trustee and December 2007 as President	CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund, and affiliate of the Fund’s distributor and custodian (2006-present); Consultant to Jefferson Wells International, a provider of professional services for multiple industries, including financial services organizations (2006); Senior Vice President and Chief Financial Officer, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (1988-2006).	43	None.
Eric M. Banhazlb† (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	President, Mutual Fund Administration Corp. (2006 – present); Senior Vice President, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001 – 2006).	43	Advisors Series Trust (1997 to 2007).
Officers of the Trust
Rita Damb (born 1966) Treasurer and Assistant Secretary	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present); Vice President, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001 - 2006).	N/A	N/A
Joy Ausilib (born 1966) Secretary and Assistant Treasurer	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present); Vice President, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001 - 2006).	N/A	N/A
Terrance P. Gallagher, CPA, JD a (born 1958) Vice President	Since December 2007
Executive Vice President, UMB Fund Services, Inc. (2007 – present); Director of Compliance, Unified Fund Services Inc. (2004 – 2007); Partner, The Academy of Financial Services Studies and Precision Marketing Partners (1998 - 2004); Senior Vice President, Chief Financial Officer and Treasurer of AAL Capital Management and The AAL Mutual Funds (1987 - 1998).
			N/A	N/A
Robert Tuszynski a (born 1959) Vice President	Since March 2010	Senior Vice President, Director of Distribution Services, UMB Fund Services, Inc. (2008 – present); Vice President and CCO, CUNA Mutual Fund Group (2004 – 2008).	N/A	N/A

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Todd Cippermanb (born 1966) Chief Compliance Officer (“CCO”)	Since December 2009	Founder and Principal, Cipperman & Company/Cipperman Compliance Services (2004 – present).	N/A	N/A

a	Address for certain Trustees and certain officers: 803 West Michigan Street, Milwaukee, WI 53233-2301.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, CA 91740. Address for Mr. Cipperman: 500 Swedesford Road, Suite 104, Wayne, PA 19087.
c	Trustees and officers serve until their successors have been duly elected.
†
Mr. Zader is an “interested person” of the Trust by virtue of his position with the Fund’s distributor, Grand Distribution Services, LLC  and its affiliates, UMB Fund Services, Inc., the transfer agent, fund accountant and co-administrator of the Fund, and the Fund’s custodian, UMB Bank, n.a.  Mr. Banhazl is deemed to be an “interested person” of the Trust by virtue of his position with Mutual Fund Administration Corp., the Fund’s co-administrator.

EuroPac International Value Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Board Consideration of Investment Advisory Agreement (Unaudited)
At an in-person meeting held on September 21-22, 2011, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and Euro Pacific Asset Management, LLC (the “Investment Advisor”) with respect to the EuroPac International Value Fund series of the Trust (the “Fund”) for an additional one-year term.  In approving renewal of the Advisory Agreement, the Board of Trustees, including the Independent Trustees, determined that renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders.

Background
In advance of the meeting, the Board received information about the Fund and the Advisory Agreement from the Investment Advisor and from Mutual Fund Administration Corporation (“MFAC”) and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The Board also received a memorandum from the independent legal counsel to the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Advisory Agreement. The Board also considered information reviewed by the Board during the year at other Board and committee meetings.  Before voting on the Advisory Agreement, the Independent Trustees met in a private session at which no representatives of the Investment Advisor were present.

In approving the Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below.  In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services
The Board considered information included in the meeting materials regarding the performance of the Fund compared with returns of the MSCI World Ex USA Value Index for the three-month, year-to-date and one-year periods ended August 31, 2011, and with a select group of comparable funds selected by MFAC (the “Peer Group”) for the three-month, year-to-date and one-year periods ended July 31, 2011.  With respect to the performance results of the Fund, the Board noted that the materials they reviewed indicated that the annualized total returns of the Fund were higher than the returns of the Index and the average returns of the Peer Group funds for all periods.

The Board considered the overall quality of services provided by Investment Advisor to the Fund.  In doing so, the Board considered the Investment Advisor’s specific responsibilities in all aspects of day-to-day management and oversight of the Fund, as well as the qualifications, experience and responsibilities of the personnel involved in the activities of the Fund.  The Board also considered the overall quality of the Investment Advisor’s organization and operations, the commitment of the Investment Advisor to the Fund’s growth, and the Investment Advisor’s compliance structure and compliance procedures. Based on its review, the Board and the Independent Trustees concluded that the Investment Advisor had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures necessary to perform its duties under the Advisory Agreement.  The Board and the Independent Trustees also concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Investment Advisor to the Fund were satisfactory.

EuroPac International Value Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Advisory Fee and Expense Ratio
With respect to the advisory fees and total expenses paid by the Fund, the Board noted the meeting materials indicated that the investment advisory fees (gross of fee waivers by the Investment Advisor) and the total expenses paid by the Fund (net of fee waivers by the Investment Advisor) were slightly higher than the Fund’s Peer Group averages.  The Board noted, however, that the Investment Advisor was waiving a portion of its advisory fees with respect to the Fund because of the Fund’s low asset levels.  The Board observed that the fees charged by the Investment Advisor to the Fund are the same as the fees it charges with respect to the other mutual funds for which it serves as investment advisor, except for an international bond fund, and the Board noted that bond funds typically pay lower advisory fees.  The Board also noted that advisory fees paid by the Fund to the Investment Advisor are higher than fees paid to the Investment Advisor by two of its affiliates for which the Investment Advisor provides sub-advisory services to separate account clients, but that the Investment Advisor expected those sub-advisory fees to increase in the near future.  The Board also considered that the Investment Advisor oversees the Fund’s compliance with certain requirements under the 1940 Act that do not apply to the Investment Advisor’s other clients, and that the Investment Advisor had contractually agreed to limit the Fund’s expenses. The Board and the Independent Trustees concluded that the compensation payable to the Investment Advisor under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Investment Advisor provides to the Fund.

Profitability and Economies of Scale
The Board also considered information relating to the Investment Advisor’s costs and profits with respect to the Fund, which they determined was reasonable. The Board also considered the benefits received by the Investment Advisor as a result of the Investment Advisor’s relationship with the Fund, including investment advisory fees paid to the Investment Advisor, Rule 12b-1 distribution fees paid to the advisor’s affiliates, and the intangible benefits of any favorable publicity arising in connection with the Fund’s performance. They also noted that although there were no advisory fee breakpoints, the asset levels of the Fund were not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future, as the Fund’s assets grow.

Conclusion
Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders and, accordingly, approved renewal of the Advisory Agreement.

EuroPac Hard Asset Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Board Consideration of Investment Advisory Agreement (Unaudited)
At an in-person meeting held on March 30-31, 2011, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and Euro Pacific Asset Management, Inc. (the “Investment Advisor”) with respect to the EuroPac Hard Asset Fund series of the Trust (the “Fund”) for an initial two-year term.  After consideration of various factors, the Board of Trustees, including the Independent Trustees, determined that approval of the Advisory Agreement is in the best interests of the Fund and its shareholders.

Background
In advance of the meeting, the Board received information about the Fund and the Advisory Agreement from the Investment Advisor and from Mutual Fund Administration Corporation (“MFAC”) and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The Board also received a memorandum from the independent legal counsel to the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed approval of the Advisory Agreement. The Board considered a presentation made by representatives of the Investment Advisor at the meeting as well as information reviewed by the Board about the Investment Advisor during the year at other Board and committee meetings.  Before voting on the Advisory Agreement, the Independent Trustees met in a private session at which no representatives of the Investment Advisor were present.

In approving the Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below.  In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services
In reviewing the proposed investment advisory agreement for the EuroPac Hard Asset Fund, the Board considered the nature, extent and quality of the services to be provided by the Investment Advisor with respect to the Fund.  The Board noted that because the EuroPac Hard Asset Fund was a proposed new series and the Fund’s portfolio manager had not previously managed any funds or accounts using substantially similar strategies as those of the Fund, performance information had not been provided.  However, the Board noted its familiarity with the Investment Advisor, as it serves as investment advisor to three other series of the Trust.  The Board also noted that it had previously reviewed the Investment Advisor’s code of ethics and compliance program.

The Board considered the overall quality of services expected to be provided by the Investment Advisor to the Fund.  The Board also considered the overall quality of the Investment Advisor’s organization and operations and the commitment of the Investment Advisor to the Fund’s growth. The Board further noted that the Investment Advisor would provide the Fund with a reasonable potential for good investment results, and the nature of the Investment Advisor’s investments are acceptable.  Based on its review, the Board concluded that the Investment Advisor would have the capabilities, resources and personnel necessary to manage the Fund.

Advisory Fee and Expense Ratio
With respect to the advisory fees and total expenses proposed to be paid by the Fund, the Board noted the meeting materials indicated that the investment advisory fees to be paid by the Fund and the proposed expenses of the Fund were slightly higher than the averages of funds in its peer group (which is based on Morningstar’s “Natural Resources” category) but were within the ranges of the peer funds and seemed reasonable.  The Board

EuroPac Hard Asset Fund
SUPPLEMENTAL INFORMATION (Unaudited)

also noted that the proposed investment advisory fee for the Fund was the same as the fee charged by the Investment Advisor to the other series of the Trust for which it serves as investment advisor, except for except for an international bond fund, and the Board noted that bond funds typically pay lower advisory fees. The Board and the Independent Trustees concluded that the compensation proposed to be paid to the Investment Advisor under the Advisory Agreement was fair and equitable in light of the nature and quality of the services expected to be provided by the Investment Advisor to the Fund.

Profitability and Economies of Scale
The Board also considered the estimated profitability to the Investment Advisor of its proposed relationship with the Fund, which the Board determined to be reasonable. The Board also considered that during the Fund’s startup period, its asset levels would likely be too low to achieve significant economies of scale and that the matter of such economies would be reviewed in the future as Fund assets grow.

Conclusion
Based on these and other factors, the Board and the Independent Trustees concluded that approval of the Advisory Agreement is in the best interests of the Fund and its shareholders and, accordingly, approved the Advisory Agreement.

Euro Pacific Funds
Funds Expense Example
October 31, 2011 (Unaudited)

Expense Example
As a shareholder of the EuroPac International Value Fund, EuroPac International Bond Fund, EuroPac Hard Asset Fund, EP China Fund and EP Asia Small Companies Fund (each a “Fund” and collectively the “Funds”), you incur two types of costs: (1) transaction costs, including sales charges on purchase payments, and redemption fees and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period specified in the tables below.

Actual Expenses
The information in the table under the headings “Actual Performance” provides actual account values and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column, in the row entitled “Expenses Paid during Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the tables under the headings “Hypothetical (5% annual return before expenses)” provides hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges.  Therefore, the information under the headings “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

EuroPacInternational Value Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period**
	05/01/11	10/31/11	05/01/11 – 10/31/11

Actual Performance	$1,000.00	$857.30	$8.19
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.18	$8.89
** Expenses are equal to the Fund’s annualized expense ratio of 1.75% multiplied by the average account value over the period, multiplied by the number of days in the most recent period divided by 365.  The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

Euro Pacific Funds
Funds Expense Example
October 31, 2011 (Unaudited)
(Continued)

EuroPac International Bond Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period**
	05/01/11	10/31/11	05/01/11 – 10/31/11

Actual Performance	$1,000.00	$971.50	$5.72
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.20	$5.85
** Expenses are equal to the Fund’s annualized expense ratio of 1.15% multiplied by the average account value over the period, multiplied by the number of days in the most recent period divided by 365.  The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

EuroPac Hard Asset Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period**
	06/30/11*	10/31/11	06/30/11* – 10/31/11

Actual Performance	$1,000.00	$966.00	$5.83
Hypothetical (5% annual return before expenses)	$1,000.00	$1,010.92	$5.96
*Commencement of Operations
** Expenses are equal to the Fund’s annualized expense ratio of 1.75% multiplied by the average account value over the period, multiplied by the number of days in the most recent period divided by 365.  The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

EP China Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period**
	05/01/11	10/31/11	05/01/11 – 10/31/11

Actual Performance	$1,000.00	$709.50	$7.52
Hypothetical (5% annual return before expenses)	$1,000.00	$1,012.06	$8.85
** Expenses are equal to the Fund’s annualized expense ratio of 1.75% multiplied by the average account value over the period, multiplied by the number of days in the most recent period divided by 365.  The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

EP Asia Small Companies Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period**
	05/01/11	10/31/11	05/01/11 – 10/31/11

Actual Performance	$1,000.00	$789.20	$7.90
Hypothetical (5% annual return before expenses)	$1,000.00	$1,012.03	$8.88
** Expenses are equal to the Fund’s annualized expense ratio of 1.75% multiplied by the average account value over the period, multiplied by the number of days in the most recent period divided by 365.  The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

Investment Advisor
Euro Pacific Asset Management, LLC
1201 Dove Street, Suite 370
Newport Beach, California  92660

Sub-Advisor
New Sheridan Advisors, Inc.
1201 Dove Street, Suite 370
Newport Beach, California  92660

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania  19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri  64106

 Fund Co-Administrator
Mutual Fund Administration Corporation
2220 E. Route 66, Suite 226
Glendora, California  91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, Wisconsin  53233-2301

Distributor
Grand Distribution Services, LLC
803 W. Michigan Street
Milwaukee, Wisconsin  53233

FUND INFORMATION

	TICKER	CUSIP
EuroPac International Value Fund	EPIVX	461 418 766
EuroPac International Bond Fund	EPIBX	461 418 618
EuroPac Hard Asset Fund	EPHAX	461 418 436
EP China Fund	EPHCX	461 418 857
EP Asia Small Companies Fund	EPASX	461 418 550

Privacy Principles of the Euro Pacific Funds for Shareholders
The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds.  The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the EuroPac International Value Fund, EuroPac International Bond Fund, EuroPac Hard Asset Fund, EP China Fund, and EP Asia Small Companies Fund for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Funds’ proxy voting policies and procedures related to portfolio securities are available without charge, upon request, by calling the Fund at 1-888-558-5851, on the Funds’ website at www.europacificfunds.com or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling 1-888-558-5851, on the Funds’ website at www.europacificfunds.com or by accessing the Funds’ Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Form N-Q is available on the SEC website at  www.sec.gov or by calling the Fund at 1-888-558-5851. The Funds’ Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

Euro Pacific Funds
803 West Michigan Street
Milwaukee, WI 53233-2301
Toll Free: 1-888-558-5851

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-626-914-4141.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee.  The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.”  The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant.  In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2011	FYE 10/31/2010
Audit Fees	$62,500	$12,500
Audit-Related Fees	N/A	N/A
Tax Fees	$12,500	$2,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2011	FYE 10/31/2010
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 10/31/2011	FYE 10/31/2010
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ John P. Zader
John P. Zader, President

Date	January 4, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ John P. Zader
John P. Zader, President

Date	January 4, 2012

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	January 4, 2012